Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant §240.14a-12

SONOMA PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2024 Annual Stockholders’ Meeting and Proxy Statement	Wednesday, August 14, 2024 at 2 p.m. MDT

5445 Conestoga Court, Suite 150

Boulder, Colorado 80301

(800) 759-9305

Dear Fellow Stockholder:

The Board of Directors takes its role as representative of the Company seriously and believes that accountability and stockholder communication are vital to the ongoing growth of the Company. Pursuant to this, you are cordially invited to attend the 2024 Annual Meeting of Stockholders of Sonoma Pharmaceuticals, Inc. The meeting will be held at 2:00 p.m. MDT, on Wednesday, August 14, 2024, in the Company’s office at 5445 Conestoga Court, Unit 150, Boulder, CO, 80301. The formal notice of the 2024 Annual Meeting and proxy statement have been made a part of this invitation.

At this year’s meeting, we will vote on the election of Philippe Weigerstorfer and Amy Trombly as Class I directors and the ratification of the selection of Frazier & Deeter, LLC as our independent registered public accounting firm. We will also conduct a non-binding advisory vote to approve the compensation of our named executive officers.

In addition, we are asking you to approve the reincorporation of the Company from the State of Delaware to the State of Nevada. We are also asking you to approve an increase in the number of authorized shares of common stock in the Company, as well as a new Equity Incentive Plan.

Finally, we are asking you to approve a reverse stock split of our outstanding common stock in order to remain a Nasdaq-listed company and to increase our stock price above $1.00 per share.

Whether or not you attend the Annual Meeting, it is important that your shares are represented and voted at the Annual Meeting. You may vote over the Internet or by telephone or, if you requested printed copies of the proxy materials, by mailing a proxy or voting instruction card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend the meeting.

The proxy statement and the Annual Report are available at www.envisionreports.com/SNOA and our website at www.ir.sonomapharma.com/annual-reports, by using the QR codes at the end of this document, or by contacting our Investor Relations department through email at ir@sonomapharma.com.

We are excited about the future of Sonoma as we continue to grow our business and pursue opportunities which we believe will create value for Sonoma and our stockholders. We thank you for your continued support, and we look forward to hearing from you at our Annual Stockholders’ Meeting.

Sincerely,

Jay Birnbaum	Jerry McLaughlin

Amy Trombly	Philippe Weigerstorfer

Notice of 2024 Annual Meeting of Stockholders

Wednesday, August 14, 2024, 2:00 p.m., Mountain Time

5445 Conestoga Court, Unit 150, Boulder CO 80301

We are pleased to invite you to join our Board of Directors, management and other stockholders for our 2024 Annual Meeting of Stockholders of Sonoma Pharmaceuticals, Inc. The meeting will be held in our offices located at 5445 Conestoga Court, Unit 150, Boulder, CO 80301, at 2:00 p.m. MDT on Wednesday, August 14, 2024. The purposes of the meeting are:

•	To elect two Class I Directors, Philippe Weigerstorfer and Amy Trombly, nominated by our Board of Directors, to serve until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified;
•	To consider and vote on whether to approve, on an advisory basis, the compensation of our Named Executive Officers for the fiscal year ended March 31, 2024;
•	To authorize the reincorporation of the Company from the State of Delaware to the State of Nevada;
•	To approve an amendment to our Restated Certificate of Incorporation, as amended, increasing the number of authorized shares of common stock, $0.0001 par value per share, from 24,000,000 to 50,000,000;
•	To approve the Sonoma Pharmaceuticals, Inc. 2024 Equity Incentive Plan;
•	To approve an amendment to our Restated Certificate of Incorporation, as amended, and authorize the Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of our outstanding common stock at a whole number ratio in the range of 1-for-10 to 1-for-20;
•	To ratify the appointment of Frazier & Deeter, LLC as our independent auditors for the fiscal year ending March 31, 2025; and
•	To authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals.

Our Board of Directors recommends you vote “FOR” the election of each director nominee and “FOR” each of the additional proposals.

Only stockholders of record at the close of business on June 21, 2024 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s principal executive offices, 5445 Conestoga Court, Suite 150, Boulder, Colorado 80301.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend, please vote your shares by telephone or by the Internet as promptly as possible. Telephone and Internet voting instructions can be found on the notice card. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote in person, your proxy will be revoked and only your vote in person at the Annual Meeting will be counted.

The Proxy Statement and our Annual Report for the fiscal year ended March 31, 2024, are available at www.envisionreports.com/SNOA or http://ir.sonomapharma.com/annual-reports. You can also access these materials by scanning the QR codes on the last page of this Proxy Statement, or by contacting our Investor Relations department by email at ir@sonomapharma.com.

By Order of the Board of Directors,

Bruce Thornton
Executive Vice President, Chief Operating Officer and Corporate Secretary
Boulder, Colorado

Your Vote is Important to us. Regardless of whether you plan to attend, we urge all stockholders to vote on the matters described in the accompanying Proxy Statement. We hope that you will promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card. This will not limit your rights to attend or vote at the Annual Meeting.

Proxy Summary

General Voting and Meeting Information

This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about July 5, 2024. All proxy materials will also be made available via www.envisionreports.com/SNOA. It is important that you carefully review the proxy materials and follow the instructions below to cast your vote on all voting matters.

Voting Methods

Even if you plan to attend the Annual Meeting in person please vote as soon as possible by using one of the following advance voting methods.

Voting via the Internet or by telephone helps save money by reducing postage and proxy tabulation costs.

VOTE BY INTERNET* 24 hours a day / 7 days a week	1. 2. 3.

Read this Proxy Statement.

Go to the applicable website listed on your proxy card or voting instructions form. Have this Proxy Statement, proxy card, or voting instruction form in hand and follow the instructions.

VOTE BY TELEPHONE* 24 hours a day / 7 days a week	1. 2. 3.	Read this Proxy Statement. Call the number listed on your proxy card or voting instructions form. Have this Proxy Statement, proxy card, or voting instruction form in hand and follow the instructions.
VOTE BY MAIL	1. 2.	Read this Proxy Statement. Fill out, sign and date each proxy card or voting instruction form you receive and return it in the prepaid envelope.

*If you are a beneficial owner you may vote via the telephone or internet if your bank, broker, or other nominee makes those methods available, in which case they will include the instructions with the proxy materials. If you are a stockholder of record, Sonoma will include instructions on how to vote via internet or telephone directly on your proxy voting card.

We encourage you to register to receive all future shareholder communications electronically, instead of print. This means that access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.

Voting at the Annual Meeting

Stockholders of record may vote at the Annual Meeting. Beneficial owners may vote in person if they have a legal proxy from their brokerage firm, bank, or custodian. Beneficial owners should contact their bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting.

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Voting Matters and Board Recommendations

Stockholders are being asked to vote on the following matters at the 2024 Annual Meeting:

Proposal	Recommendation
PROPOSAL 1 - Election of Directors	FOR
Election of two Class I director nominees, Philippe Weigerstorfer and Amy Trombly. The Board believes that each nominee’s knowledge, skills, and abilities would positively contribute to the function of the Board as a whole.

PROPOSAL 2 - Advisory Vote to Approve Executive Compensation	FOR
The Say-on-Pay Proposal, to approve, on a non-binding advisory basis, the compensation paid to the Named Executive Officers for the year ended March 31, 2024, as described below in the section entitled “Compensation Overview.” The Company has designed its compensation programs to reward and motivate employees to continue to grow the Company. The Compensation Committee takes stockholder views seriously and will take into account the advisory vote in future executive compensation decisions.

PROPOSAL 3 - Reincorporation in the State of Nevada	FOR
The approval and adoption of the Reincorporation of the Company from the State of Delaware to the State of Nevada.

PROPOSAL 4 – Authorized Share Increase	FOR
To approve an amendment of our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.0001 par value per share from 24,000,000 to a total of 50,000,000 shares.

PROPOSAL 5 – Approval of 2024 Equity Incentive Plan	FOR
To approve the 2024 Equity Incentive Plan which is outlined below and attached hereto as Appendix F.

PROPOSAL 6 – Reverse Stock Split	FOR
To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, and to authorize the Company’s Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of the Company’s outstanding common stock, $0.0001 par value per share, at a whole number ratio in the range of 1-for-10 to 1-for-20, such ratio to be determined in the sole discretion of the Company’s Board of Directors.

PROPOSAL 7 – Ratification of the Appointment of Independent Registered Public Accounting Firm	FOR
The Audit Committee has appointed Frazier & Deeter, LLC as our Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2025. The Audit Committee and the Board believe that the retention of Frazier & Deeter, LLC is in the best interests of the Company and its stockholders.

PROPOSAL 8 – Adjournment to Solicit Additional Proxies	FOR
Approval of the adjournment of the Annual Meeting to establish a quorum or to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting.

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Questions and Answers

1.	What is a proxy statement, what is a proxy and how does it work?

A proxy statement is a document that the U.S. Securities and Exchange Commission requires us to give you when we ask you to sign a proxy card designating someone other than you to vote the stock you own. The written document you sign indicating who may vote your shares of common stock is called a proxy card and the person you designate to vote your shares is called a proxy. The Board of Directors is asking to act as your proxy. By signing and returning to us the proxy card enclosed you are designating us as your proxy to cast your votes at the Annual Meeting. We will cast your votes as you indicate on the enclosed proxy card.

Our employees, officers, and directors may solicit proxies. We will bear the cost of soliciting proxies and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable, out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

2.	Who is entitled to vote at the Annual Meeting of Stockholders?

Only stockholders who were Sonoma Pharmaceuticals, Inc. stockholders of record at the close of business on June 21, 2024, or the Record Date, may vote at the 2024 Annual Meeting. As of the close of business on the Record Date, there were 19,004,393 shares of our common stock outstanding. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

3.	What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with Sonoma’s transfer agent, Computershare, Inc., you are considered, with respect to those shares, a stockholder of record. As a shareholder of record, you will receive a notice regarding the availability of the Proxy Statement, Annual Report, and proxy card directly from us.

If your shares are held in a brokerage account or by a bank or other nominee, you are considered a beneficial owner of your shares. As a beneficial owner, you will receive a notice regarding the availability of the Proxy Statement, Annual Report, and voting instruction form forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by using the voting instruction form included in the mailing. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” items, but will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal.

4.	What does it mean if I receive more than one proxy card?

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please mark, sign, date, and return each proxy card you receive. If you choose to vote by telephone or Internet, please vote each proxy card you receive.

5.	Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

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6.	How will my shares be voted?

To designate how you would like to vote, fill out the proxy card indicating how you would like your votes cast. If you sign and return the enclosed proxy, but do not specify how to vote, we will vote your shares as follows:

•	“FOR” Proposal No. 1 to elect two Class I director nominees, Philippe Weigerstorfer and Amy Trombly;

•	“FOR” Proposal No. 2, the Say-on-Pay Proposal, to approve on a non-binding advisory basis, the compensation paid to our Named Executive Officers for the fiscal year ended March 31, 2024;

•	“FOR” Proposal No. 3, to authorize the reincorporation of the Company from the State of Delaware to the State of Nevada;

•	“FOR” Proposal No. 4, to approve an amendment to our Restated Certificate of Incorporation, as amended, increasing the number of authorized shares of common stock, $0.0001 par value per share, from 24,000,000 to 50,000,000;

•	“FOR” Proposal No. 5, to approve the Company’s 2024 Equity Incentive Plan;

•	“FOR” Proposal No. 6, to approve an amendment to our Restated Certificate of Incorporation, as amended, and authorize the Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of our outstanding common stock at a whole number ratio in the range of 1-for-10 to 1-for-20;

•	“FOR” Proposal No. 7, to ratify the appointment of Frazier & Deeter, LLC as our independent auditors for the fiscal year ending March 31, 2025; and

•	“FOR” Proposal No. 8, to authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals.

7.	Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with our Secretary, at Sonoma Pharmaceuticals, Inc., 5445 Conestoga Court, Suite 150, Boulder, CO 80301, a written notice of revocation or deliver a valid, later-dated proxy. If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

8.	What is a broker non-vote and what is the impact of not voting?

A broker “non-vote” occurs when a bank, broker, or nominee holding shares of common stock for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power on that matter, which is also referred to as holding shares in street name. Your bank or broker does not have discretion to vote uninstructed shares the proposals in this Proxy Statement except for Proposals 4, 6, 7 and 8. As a result, if you hold your shares in street name, it is critical that you provide instructions to your bank or broker, if you want your vote to count in the election of directors, the advisory vote related to executive compensation, the proposal to reincorporate in the State of Nevada, or the proposal to approve the 2024 Equity Incentive Plan. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

9.	What constitutes a quorum?

A quorum is the minimum number of stockholders necessary to conduct the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of at least one-third of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 19,004,393 shares of our common stock outstanding. Votes “for” and “against,” “abstentions,” and broker “non-votes” will all be counted as present to determine whether a quorum has been established.

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10.	Is cumulative voting permitted for the election of directors?

No, each stockholder may vote only the number of shares he or she owns for a single director candidate.

11.	What is the vote required for a proposal to pass?

Proposal No. 1—Election of Directors: The affirmative vote of a plurality of the votes cast of the shares of common stock present or represented and entitled to vote at the Annual Meeting, in person or by proxy, is required for the election of a nominee. Thus, assuming a quorum is present at the Annual Meeting, the two nominees who receive the most affirmative votes will be elected as Class I directors. Abstentions and broker “non-votes” will not have any effect on the voting outcome with respect to the election of directors.

Proposal No. 2—Say-on-Pay: Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our stockholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and broker “non-votes,” if any, will not have any impact on this advisory vote.

Proposal No. 3—Approval of the Reincorporation of the Company from the State of Delaware to the State of Nevada: The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is needed to approve the reincorporation of the Company from the State of Delaware to the State of Nevada. Abstentions and broker “non-votes” will have the practical effect of a negative vote.

Proposal No. 4—Amendment to our Restated Certificate of Incorporation, as amended, to effect an increase in the number of authorized shares of common stock: The affirmative vote of a majority of the votes cast at the meeting is needed to approve an amendment to our Restated Certificate of Incorporation, as amended, to effect an increase in the number of authorized shares of common stock to equal a total of 50,000,000 authorized shares. Abstentions will have no effect on this proposal. Because we believe that Proposal No. 4 is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this proposal. If you are the beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on this proposal, your broker may cast a vote on your behalf for this proposal.

Proposal No. 5—Approval of 2024 Equity Incentive Plan: The affirmative vote of a majority of the votes present at the Annual Meeting and entitled to vote, in person or by proxy, is required to approve the Sonoma Pharmaceuticals, Inc. 2024 Equity Incentive Plan. Abstentions will have the practical effect of a negative vote, and broker “non-votes” will have no effect on this proposal.

Proposal No. 6—Approval of Reverse Stock Split: The approval of the amendment to our certificate of incorporation to effect the Reverse Split requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions will have no effect on this proposal. Because we believe that Proposal No. 6 is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this proposal. If you are the beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on this proposal, your broker may cast a vote on your behalf for this proposal.

Proposal No. 7—Ratification of Independent Registered Public Accounting Firm: The affirmative vote of a majority of the votes present at the Annual Meeting and entitled to vote, in person or by proxy, is required to ratify our selection of Frazier & Deeter, LLC as our independent registered public accounting firm for the fiscal year ending March 31, 2025. Abstentions will have the practical effect of a vote to not ratify our selection. Because we believe that Proposal No. 7 is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this proposal. If you are a beneficial owner holding shares through a broker, bank, or other nominee and you do not instruct your broker or bank, your broker or bank may cast a vote on your behalf for this proposal.

Proposal No. 8—Adjournment to Solicit Additional Proxies: The affirmative vote of a majority of the votes present at the Annual Meeting and entitled to vote, in person or by proxy, is required to adjourn the Annual Meeting, if necessary, until a quorum is present or represented.

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Governance

Proposal No. 1 – Election of Directors

Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated Philippe Weigerstorfer and Amy Trombly for election at the 2024 Annual Meeting. The Board believes that each of the nominees, knowledge, skills, and abilities would positively contribute to the function of the Board as a whole. Accordingly, your proxy holder will vote your shares FOR the election of the Board’s nominees named below unless you instruct otherwise.

Directors and Nominees

At our 2008 Annual Meeting of Stockholders, our stockholders approved an amendment to our Restated Certificate of Incorporation, as amended, which provided that directors are classified into three classes, as nearly equal in number as possible, with each class serving for a staggered three-year term. Our Board currently consists of four directors:

	Name	Position with the Company	Director Since	Term Expires
Class I
	Philippe Weigerstorfer	Class I Director	2018	2024
	Amy Trombly (1)	Class I Director	2022	2024
Class II
	Jay Birnbaum	Class II Director	2007	2025
Class III
	Jerry McLaughlin	Class III Director	2013	2026

(1)   Amy Trombly, our Chief Executive Officer, was appointed to our Board of Directors on July 22, 2022.

With regard to the election of directors, votes may be cast “FOR” or “WITHHOLD.” Provided that a quorum is present, the affirmative vote by the holders of a plurality of the shares of common stock present and voting at the Annual Meeting is required to elect a nominee for director.

What am I voting on and what is the required vote?

Stockholders are being asked to elect two Class I Director nominees for a three-year term. Each of the nominees is currently a director of Sonoma. Biographical and related information about all directors, including Mr. Weigerstorfer and Ms. Trombly, who are the nominees for this year’s election, is set forth below. Although the Board expects that the nominees will be available to serve as directors, if either should be unwilling or unable to serve, the Board may decrease the size of the Board or may designate substitute nominees and the proxies will be voted on such substitute nominee. The affirmative vote of a plurality of the votes cast of the shares of common stock present or represented and entitled to vote at the Annual Meeting, in person or by proxy, is required for the election of a nominee.

Your Board of Directors recommends a vote FOR the election of each of the director nominees, Phillipe Weigerstorfer and Amy Trombly.

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Director Biographies and Qualifications

Below are the biographies of our directors and certain information regarding each director’s experience, attributes, skills and/or qualifications that led to the conclusion that the director should be serving as a director of Sonoma.

Jay Birnbaum Current Position: Director Since: Age: Committee Membership:	Independent Director April 2007 79 Audit, Compensation, Nominating and Corporate Governance

Dr. Birnbaum is a pharmacologist and since 1999, has been a consultant to pharmaceutical companies in his area of expertise. He previously served as Vice President of Global Project Management at Novartis/Sandoz Pharmaceuticals Corporation, where he was also responsible for the strategic planning and development of the company’s dermatology portfolio. Dr. Birnbaum was a co-founder and former Chief Medical Officer of Kythera Biopharmaceuticals (which was acquired by Allergan), a member of the board of directors of Excaliard Pharmaceuticals (which was acquired by Pfizer), a co-founder and Executive Vice President of Lipido Pharmaceuticals, Inc., and has served on the scientific advisory board of several companies. Dr. Birnbaum is a co-founder and member of the Board of Directors of Hallux, Inc.

Education:

●	B.S. in Biology from Trinity College in Connecticut
●	Ph.D. in Pharmacology from the University of Wisconsin

Special Knowledge, Skills, and Abilities:

Extensive Knowledge of the Company’s Business

Dr. Birnbaum has served on our Board for 17 years, and has gained a deep understanding of the workings and direction of the Company. He has successfully guided the Company through leadership and strategy transitions evidencing his commitment to the Company and his willingness to adapt to ensure its continued success.

Pharmaceutical Background

Dr. Birnbaum has extensive experience in pharmacology, having served as a practicing pharmacologist and consultant for over a decade. Dr. Birnbaum also was the co-founder and former Chief Medical Officer of Kythera Biopharmaceuticals (which was acquired by Allergan), and a member of the board of directors of Excaliard Pharmaceuticals (which was acquired by Pfizer). Currently, co-founder and member of the Board of Directors of Hallux, Inc..

Leadership

Dr. Birnbaum has extensive leadership experience in the pharmaceutical industry. He has co-founded multiple biopharmaceutical companies, served on the board of directors for companies in the industry, as well as serving on several scientific advisory boards in the life sciences field.

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Jerry McLaughlin Current Position: Director Since: Age: Committee Membership:	Lead Independent Director March 2013 76 Audit (Chair), Compensation (Chair)

Mr. McLaughlin served as Interim Chief Executive Officer of Applied BioCode, Inc. from November 2011 to April 2013. In April 2011, he also founded, and until April 2016, served as Chairman of the Board and Chief Executive Officer, of DataStream Medical Imaging Systems, Inc., a start-up to develop diagnostic imaging software applications that work in conjunction with existing digital radiology platforms. He previously served as President of DataFlow Information Systems, from July 2007 to December 2011, and President and Chief Executive Officer of CompuMed, Inc. from May 2002 to June 2007.

Education:

●	B.S. in Pharmacy from State University of New York at Buffalo

Special Knowledge, Skills, and Abilities:

Sales and Marketing Mr. McLaughlin possesses significant sales and marketing experience, having worked with several companies in the scientific industry.

Healthcare Industry

Mr. McLaughlin has a depth of experience operating and serving as senior management in the scientific, software, and medical device industry, including having positions of increasing authority at DataStream Medical Imaging Systems; DataFlow Information Systems and CompuMed, Inc.

Leadership

Mr. McLaughlin has extensive leadership experience both as a director and executive at multiple companies. His range of experiences offers versatility and skill in many areas of leadership. Mr. McLaughlin has served as our Lead Independent Director since 2014.

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Philippe Weigerstorfer Current Position: Director Since: Age: Committee Memberships:	Independent Director September 2018 64 Audit, Nominating and Corporate Governance (Chair)

Mr. Weigerstorfer has served on our Board of Directors since September 2018. He is the owner and managing director of Weigerstorfer New Venture LLC (GmbH) Switzerland. From 2011 until the end of 2017, Mr. Weigerstorfer was the managing director of Vifor Pharma Asia Pacific Pte Ltd, a company of the Vifor Pharma Group, which specializes in treatment and prevention of iron deficiencies and also contains an infectious diseases/OTX product portfolio. As managing director, Mr. Weigerstorfer was responsible for managing the activities of Vifor Asia Pacific in Singapore and overseeing the Asia Pacific region. He worked at Vifor Pharma since 2008. From 2000 to 2016, he worked at Galencia Ltd. where he rose to the position of Special Advisor to the executive Chairman of Galencia, helping insure corporate growth through acquisition of pharmaceutical companies, licenses, and projects. From 1996 to 1999 he worked at Novartis Pharma Ltd. where he headed the corporate marketing for the “dermatology and others” area and helped Novartis to become one of the leading dermatology company in the world. Previous to that, Mr. Weigerstorfer worked with Sandoz Pharma AG in many different roles including as head of the dermatology and cardiovascular business unit. He also taught at business school.

Education:

●	Degree in Business Administration and Economics from University Basel
●	Minor in Law from University Basel

Special Knowledge, Skills, and Abilities:

Pharmaceutical Background

Mr. Weigerstorfer has worked in the pharmaceutical industry for most of his career and has extensive experience working strategically in the field both internationally and during the development of clinical-stage products.

International Business

Mr. Weigerstorfer has extensive experience in global markets, having spent much of his career working in Switzerland, Canada, and Singapore. He has worked for foreign-based companies, including one of the leading dermatology companies in the world.

Sales and Marketing

Mr. Weigerstorfer possesses significant sales and marketing experience, having worked with several companies in the pharmaceutical industry and overseeing much of their sales and business strategy.

Amy Trombly, age 57, was appointed to our Board of Directors on July 22, 2022. She has been our Chief Executive Officer since September 27, 2019. For information regarding her experience, attributes, skills and/or qualifications, please refer to “Executive Officers’ Biographies and Qualifications” below.

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Board Meetings

Our Board of Directors held 5 meetings in fiscal year 2024 and, in addition, took action from time to time by unanimous written consent. In fiscal year 2024, no incumbent director attended fewer than 75% of the total number of Board meetings (held during the period for which such director served) and all directors attended all of the meetings. The independent directors met regularly in executive sessions without the participation of the Chief Executive Officer or the other members of management. We do not have a policy that requires the attendance of directors at our Annual Meetings of Stockholders. Ms. Trombly attended the 2023 Annual Meeting of Stockholders.

Committees of the Board of Directors

Our Board of Directors has appointed an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board of Directors has determined that each director who serves on these committees is “independent,” as that term is defined by the Nasdaq Listing Rules and rules of the SEC. The Board of Directors has adopted written charters for its Audit Committee, its Compensation Committee, and its Nominating and Corporate Governance Committee. Copies of these charters are available on our website at http://ir.sonomapharma.com/governance-docs. In addition to the number of meetings referenced below, the Committees also took actions by unanimous written consent.

Information about each of our committees is stated below.

Name of Committee Member	Audit	Compensation	Nominating and Corporate Governance
Jerry McLaughlin	C	C
Philippe Weigerstorfer	M		C
Jay Birnbaum	M	M	M

C = Committee Chair

M = Member

Audit Committee

Jerry McLaughlin Committee Chair	Other Committee Members: Jay Birnbaum, and Philippe Weigerstorfer Meetings Held in Fiscal Year 2024: 4

Each of the members on the Audit Committee meets the independence standards for independent directors under the Nasdaq Listing Rules. Mr. McLaughlin meets the standard of “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee has a written charter.

Primary Function:

To assist the Board of Directors in fulfilling its oversight responsibilities related to our financial statements, system of internal control over financial reporting, auditing, accounting and financial reporting processes. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace our independent registered public accounting firm; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent registered public accounting firm’s relationship with us; and meet with the independent registered public accounting firm and management to discuss and review our financial statements, internal control over financial reporting, and auditing, accounting and financial reporting processes.

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Compensation Committee

Jerry McLaughlin Committee Chair	Other Committee Members: Jay Birnbaum Meetings Held in Fiscal Year 2024: 2

Primary Function:

To assist the Board of Directors in meeting its responsibilities in regards to oversight and determination of executive compensation and to review and make recommendations with respect to major compensation plans, policies, and programs of our Company. Other specific duties and responsibilities of the Compensation Committee are to review and approve goals and objectives relevant to the recommendations for approval by the independent members of the Board of Directors regarding compensation of our Chief Executive Officer and other executive officers, establish and approve compensation levels for our Chief Executive Officer and other executive officers, and to administer our stock plans and other equity-based compensation plans.

Nominating and Corporate Governance Committee

Philippe Weigerstorfer Committee Chair	Other Committee Members: Jay Birnbaum Meetings Held in Fiscal Year 2024: 1

Primary Function:

To identify qualified individuals to become members of the Board of Directors, determine the composition of the Board and its Committees, and to monitor a process to assess Board effectiveness. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to recommend nominees to fill vacancies on the Board of Directors, review and make recommendations to the Board of Directors with respect to director candidates proposed by stockholders, and review, on an annual basis, the functioning and effectiveness of the Board and its Committees.

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Director Independence and Related Person Transactions

Independent Directors

Standard for Independence—We determine independence using the definitions set forth in the Nasdaq Listing Rules and the rules under the Securities Exchange Act of 1934. These definitions define independence based on whether the director or a family member of the director has been employed by the Company in the past three years, how much compensation the director or family member of a director received from the Company, how much stock the director or a family member of the director owns in the Company, and whether the director or a family member of the director is associated with the Company’s independent auditor.

The Board has determined that the following directors are independent:

•	Jay Birnbaum;
•	Jerry McLaughlin; and
•	Philippe Weigerstorfer.

Related Person Transactions

It is our policy that all employees, officers and directors must avoid any activity that is, or has the appearance of, conflicting with the interests of our Company. This policy is included in our Code of Business Conduct, and our Board formally adopted a Related Party Transaction Policy and Procedures in July 2007 for the approval of interested transactions with persons who are Board members or nominees, executive officers, holders of 5% of our common stock, or family members of any of the foregoing. The Related Party Transaction Policy and Procedures are administered by our Audit Committee. We conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the Audit Committee.

Since April 1, 2023, there has not been any transaction, nor is there any proposed transaction, in which the Company was a participant, and in which a “related party” of the Company had or is expected to have a direct or indirect material interest, in which the amount involved exceeded $120,000.

Arrangements or Understandings between our Executive Officers or Directors and Others

There are no arrangements or understandings between our executive officers or directors and any other person pursuant to which he was or is to be selected as a director or officer.

Information about Corporate Governance

On October 26, 2017, our Board adopted corporate governance standards to provide a structure within which directors and management effectively pursue the Company’s objectives for the benefit of the Company’s stockholders. These standards set out the principal functions of the Board, its structure and composition, operations, interaction with third parties and committees as well as management’s responsibilities. A copy of the corporate governance guidelines is available on our website at http://ir.sonomapharma.com/governance-docs.

Board Leadership Structure

Since February 1, 2013, we have had separate individuals serving as Chairman of the Board of Directors and our Principal Executive Officer. Ms. Trombly was appointed as our Chief Executive Officer on September 27, 2019. The Board appointed Mr. Jerry McLaughlin to serve as the Lead Independent Director effective March 26, 2014. As Chief Executive Officer, Ms. Trombly manages the day-to-day affairs of the Company and, as Lead Independent Director, Mr. McLaughlin leads the Board meetings and leads the Board in overseeing management. On July 22, 2022, Ms. Trombly was appointed to serve as a member of the Board of Directors.

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The Board believes that this structure is currently serving our Company well, and intends to maintain it where appropriate and practicable in the future. We have had varying board leadership models over our history, at times separating the positions of Chairman and Chief Executive Officer and at times combining the two. The Board believes that the right structure should be informed by the needs and circumstances of our Company, the Board, and our stockholders, and we believe having an independent director lead the Board best serves these interests.

Board Diversity

Pursuant to Nasdaq Listing Rule 5606, as of June 21, 2024, our directors self-identify as follows:

	Female	Male
Total Number of Directors	1	3
Part I: Gender Identity
Directors	1	3
Part II: Demographic Background
White	1	3

Risk Oversight Management

The Board of Directors takes an active role, as a whole, and at the committee level, in overseeing management regarding our Company’s risks. Our management keeps the Board of Directors apprised of significant risks facing our Company and the approach being taken to understand, manage, and mitigate such risks. Specifically, strategic risks are overseen by the full Board of Directors; financial risks are overseen by the Audit Committee; risks relating to compensation plans and arrangements are overseen by the Compensation Committee; risks associated with director independence and potential conflicts of interest are overseen by the Audit Committee or the full Board of Directors. The Board has created in the past and plans to, when necessary in the future, create a Special Transaction Committee to review potential or actual conflicts of interest. Additional review or reporting on enterprise risks is conducted as needed, or as requested by the full Board of Directors, or the appropriate committee.

Director Nominations

The Board of Directors nominates directors for election at each Annual Meeting of Stockholders and appoints new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to the Board of Directors for nomination or election.

One of the Board of Directors’ objectives in evaluating director nominations is to ensure that its membership is composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives, and skills. The Nominating and Corporate Governance Committee will select nominees for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. We do not have a formal diversity policy. However, the Nominating and Corporate Governance Committee endeavors to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, healthcare, manufacturing, marketing and sales, education, legal, government affairs, regulatory affairs, research and development, business development, international aspects of our business, technology, and in other areas that are relevant to our activities.

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The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as those mentioned above, that may be useful to Sonoma and the Board of Directors, high personal and professional ethics, and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the Board of Directors to meet the definition of “independent director” as defined by the Nasdaq Listing Rules. The Nominating and Corporate Governance Committee also believes it appropriate for key members of our management to participate as members of the Board of Directors. Prior to each Annual Meeting of Stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the Annual Meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board of Directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or if a vacancy is created on the Board of Directors as a result of a resignation, an increase in the size of the Board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee or by stockholders. The Committee recommended the nominees for election included in this Proxy Statement. A stockholder who wishes to suggest a prospective nominee for the Board of Directors should notify Sonoma’s Secretary, or any member of the Committee in writing, and include any supporting material the stockholder considers appropriate. In addition, our Bylaws contain provisions addressing the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our Annual Meeting of Stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to Sonoma’s Secretary and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not earlier than 90 days nor more than 120 days in advance of the one-year anniversary of the date the Proxy Statement was released to the stockholders in connection with the previous year’s Annual Meeting of Stockholders; however, if we have not held an Annual Meeting in the previous year or the date of the Annual Meeting is changed by more than 30 days from the date contemplated at the time of the mailing of the prior year’s Proxy Statement, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the Annual Meeting or the seventh day following the first public announcement of the Annual Meeting date. Information required by the Bylaws to be in the notice includes the name and contact information for the candidate, the name and contact information of the person making the nomination, and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and must include the information required by, our Bylaws and must be addressed to: Secretary, Sonoma Pharmaceuticals, Inc., 5445 Conestoga Court, Suite 150, Boulder, Colorado 80301. You can obtain a copy of our Bylaws by writing to the Secretary at this address.

Stockholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Sonoma Pharmaceuticals, Inc., 5445 Conestoga Court, Suite 150, Boulder 80301. Please include your name and address in the written communication and indicate whether you are a stockholder of Sonoma. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or Committee of the Board of Directors based on the subject matter.

Director Compensation

The following table sets forth the amounts and the value of other compensation earned or paid to our directors for their service in fiscal year 2024.

Name of Director	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	Total ($)
Jay Birnbaum	55,000	--	55,000
Jerry McLaughlin	65,000	--	65,000
Philippe Weigerstorfer	47,500	--	47,500

(1)	Includes the cash retainer fees earned by each non-employee director in fiscal year 2024.
(2)	All directors waived their annual option grant in fiscal year 2024.

As of March 31, 2024, our independent directors had the following aggregate numbers of granted and outstanding options, respectively: Mr. Birnbaum – 50,984, Mr. Weigerstorfer – 50,000; and Mr. McLaughlin – 51,383.

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Narrative to Director Compensation Table

Non-Employee Director Compensation Plan

Pursuant to our non-employee director compensation plan, as amended on December 29, 2022, during the year ended March 31, 2024 each non-employee director is entitled to the following annual retainers:

• Board Member	$32,500
• Lead Independent Director	$15,000
• Chair of the Audit Committee	$10,000
• Chair of the Compensation Committee	$7,500
• Chair of the Nominating and Corporate Governance Committee	$7,500
• Audit Committee Member (other than Chair)	$7,500
• Compensation Committee Member (other than Chair)	$7,500
• Nominating and Corporate Governance Committee Member (other than the Chair)	$7,500

All Audit Committee retainers must be paid in cash. All other retainers may be paid in (i) cash, (ii) options, or (iii) as a stock grant, at the election of each director. We also reimburse our non-employee directors for reasonable expenses in connection with attendance at Board and committee meetings.

In addition to the annual retainers, non-employee directors are also eligible to receive an annual grant of 20,000 options to purchase up to 20,000 shares of common stock. The annual grant is made in or around January of each year together with the employee annual grant. No annual grant shall be granted to any non-employee director in the same calendar year that such person received his or her initial grant.

Each newly elected or appointed non-employee director will receive our initial grant of 2,500 shares of common stock upon his or her election to the Board of Directors. The initial grant will vest in three equal installments over a period of three years, on the first, second, and third anniversary of the grant.

In the interest of good corporate governance and to further align the interests of members of the Board of Directors with the Company’s stockholders, the Nominating and Corporate Governance Committee of the Board of Directors has adopted stock ownership guidelines for directors. Under these guidelines, if a director exercises a stock option, it is expected that such director would, from such date of option exercise, maintain ownership of at least a number of shares equal to twenty percent of the net value of the shares acquired (after deducting the exercise price and taxes). In the case of shares acquired upon the exercise of a stock option, each director is expected to hold such shares for nine months after termination of his or her service on the Board of Directors.

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Executive Compensation

Executive Officers’ Biographies and Qualifications

Below are the biographies of our executive officers and certain information regarding each officer’s experience, attributes, skills and/or qualifications that led to the conclusion that the officer should be serving as an officer of Sonoma.

Amy Trombly, Chief Executive Officer

Ms. Trombly, age 57, has been our Chief Executive Officer since September 27, 2019. She has counseled public companies for two decades in corporate and securities law and mergers and acquisitions. She owned and managed Trombly Business Law, PC from 2002 to 2022. In her earlier career, Ms. Trombly was a Vice President at State Street Bank and Special Counsel at the U.S. Securities and Exchange Commission.

Education:

•	BS in Finance from Babson College
•	J.D. from Suffolk University Law School
•	Member of the bar in Massachusetts and Colorado

Special Knowledge, Skills, and Abilities:

Leadership

Ms. Trombly was the owner of Trombly Business Law, P.C. for over 20 years. Prior to that, she served in senior positions at the U.S. Securities and Exchange Commission, State Street Bank, and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

Extensive Knowledge of the Company’s Business Ms. Trombly has counseled the Company for over 11 years and gained extensive knowledge of our business and operations.
Legal Expertise Ms. Trombly is able to consistently utilize her legal training and experience when making decisions in the best interest of the Company.

Jerry Dvonch, Chief Financial Officer

Mr. Dvonch, age 56, was appointed as our Chief Financial Officer on February 7, 2024, after serving as our Interim Chief Financial Officer since April 7, 2023. He also served as our Chief Financial Officer from September 2020 to November 2022. From March 2017 to August 2020, he was the controller and Senior Vice President of Finance and Accounting of the SpineCenter Atlanta. From March 2016 to April 2016, he was a consultant controller for DS Healthcare Group, Inc. Prior to that he was the director for external reporting and director of finance of NeoGenomics Laboratories from July 2005 to July 2015. He has over 10 years of experience with SEC reporting.

Education:

•	Bachelor of Business Administration in Accounting from Niagara University
•	Master of Business Administration in Finance from University of Rochester
•	Certified Public Accountant in New York

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Special Knowledge, Skills, and Abilities:

Leadership Mr. Dvonch has extensive knowledge leading companies for over 20 years in various industries, including at several healthcare companies.
Business Operations Mr. Dvonch has over 20 years of experience in various financial leadership positions.

Financial Expertise

Mr. Dvonch is a licensed Certified Public Accountant and holds a Master’s Degree in Business Administration. His variety of financial experience provides depth and knowledge on a range of financial matters.

Bruce Thornton, Executive Vice President and Chief Operating Officer, Corporate Secretary

Mr. Thornton, age 59, has served as our Chief Operating Officer since April 2020 and serves as our Corporate Secretary. Mr. Thornton served as our Executive Vice President for International Operations and Sales and General Manager for U.S. operations from March 2004 to April 2020. He served as Vice President of Operations for Jomed (formerly EndoSonic Corp.) from January 1999 to September 2003, and as Vice President of Manufacturing for Volcano Therapeutics, an international medical device company, following its acquisition of Jomed, until March 2004.

Education:

•	BS in Aeronautical Science from Embry-Riddle Aeronautical University
•	MBA from National University

Special Knowledge, Skills, and Abilities:

Business Development

Mr. Thornton has been working for our Company for over 20 years, including in leadership positions and operations. He has an extensive knowledge of our operations, the market for our products, and our vision and goals for the future.

Business Operations

Mr. Thornton has extensive experience managing operations. In addition to serving as our Company’s EVP of International Operations and Manager of Operations for a decade, Mr. Thornton has managed major business operations for other companies in the industry for over 25 years.

Leadership

Mr. Thornton has served both as an executive and high-level manager at our Company for over a decade and has served in similar roles at other companies in the medical device sector. He has overseen our recent Petaluma facility closure and taken on leadership roles in our Company during the recent management transitions. He also served in the U.S. Army.

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Named Executive Officers

This Proxy Statement contains information about the compensation paid to our Named Executive Officers, as defined by Item 402(m)(2) of Regulation S-K, during our fiscal year ended March 31, 2024, or fiscal year 2024. For fiscal year 2024, in accordance with the rules and regulations of the Securities and Exchange Commission for smaller reporting companies, we determined that the following officers were our Named Executive Officers:

•	Amy Trombly, Chief Executive Officer;
•	Jerry Dvonch, Chief Financial Officer; and
•	Bruce Thornton, Executive Vice President and Chief Operating Officer.

Compensation Overview

We qualify as a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

Role of the Compensation Committee

The Compensation Committee’s primary functions are to assist the Board of Directors in meeting its responsibilities in regard to oversight and determination of executive compensation and to review and make recommendations with respect to our major compensation plans, policies, and programs. All compensation for our executive officers is determined by the Compensation Committee of our Board of Directors, which is composed only of independent directors. The Compensation Committee is charged with the responsibility of setting performance targets under the executive bonus plan, reviewing their performance, and establishing the total compensation of our executive officers on an annual basis. The Compensation Committee often discusses compensation matters as part of regularly scheduled Board and committee meetings. The Compensation Committee administers our 2016 Equity Incentive Plan and our 2021 Equity Incentive Plan and is responsible for approving grants of equity awards under such plans. The Compensation Committee acts under the authority of a written charter, which is available on our website at http://ir.sonomapharma.com/governance-docs.

Compensation Philosophy and Objectives

Our compensation philosophy for our Named Executive Officers is the same as for all our employees and is governed by the following principles. The Compensation Committee’s compensation objectives are to:

•	attract and retain highly qualified individuals with a demonstrated record of achievement;
•	reward past performance;
•	provide appropriate incentives for future performance; and
•	align the interests of our executive officers with the interests of the stockholders.

To achieve this, we currently offer a competitive total compensation package consisting of: base salary; annual equity program; annual performance bonuses; and employee benefits, including group life insurance, health and dental care insurance; and certain other perquisites.

The Compensation Committee considers, with respect to each of our executive officers, the total compensation that may be awarded, including base salary, annual incentive compensation, long-term incentive compensation, and other benefits, such as discretionary cash bonuses, perquisites and other personal benefits available to each executive officer or that may be received by such executive officer under certain circumstances, including compensation payable upon termination of the executive officer under an employment agreement or severance agreement (if applicable) to determine final compensation. The Compensation Committee’s overall goal is to award compensation that is reasonable when all elements of potential compensation are considered. The Compensation Committee believes that cash compensation in the form of base salary and an annual incentive bonus provides the executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options, and other equity awards aligns the objectives of management with those of our stockholders with respect to long-term performance and success.

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The Compensation Committee also has historically focused on our financial and working capital condition when making compensation decisions and approving performance objectives. Because the Company has historically sought to preserve cash and currently does not operate at a profit, overall compensation traditionally has been weighted more heavily toward equity-based compensation. The Compensation Committee will continue to periodically reassess the appropriate weighting of cash and equity compensation in light of the Company’s expenditures in connection with commercial operations and its working capital needs.

Compensation Structure

Our executive compensation program consists of the following forms of compensation:

•	Base Salary;
•	Annual Equity Program;
•	Annual Performance Bonus; and
•	Employee Benefit Program.

1. Base Salary: The Compensation Committee believes it is important to provide adequate fixed compensation to our executive officers. The Compensation Committee believes base salaries should be at the appropriate cash compensation level that will allow us to attract and retain highly skilled executives. In determining appropriate base salary levels for a given executive officer, the Compensation Committee considers the following factors:

•	individual performance of the executive, as well as overall performance, during the prior year;
•	level of responsibility, including breadth, scope and complexity of the position;
•	level of experience and expertise of the executive;
•	internal review of the executive’s compensation relative to other executives to ensure internal equity; and
•	executive officer compensation levels at other similar companies to ensure competitiveness.

Salaries for executive officers are determined on an individual basis at the time of hire. Adjustments to base salary are considered annually in light of each executive officer’s individual performance, the Company’s performance, and compensation levels at peer companies in our industry, as well as changes in job responsibilities or promotion.

2. Annual Equity Program: As an additional component of our compensation program, the Compensation Committee may grant to our executive officers’ equity compensation in the form of stock options, restricted stock units, or shares of common stock with or without vesting schedule. The goal of the annual equity program is to align the interests of our executive officers with those of our stockholders, especially in the long-term. The stock options are designed to create an incentive for the executive officers to maximize stockholder value and to remain employed with the Company despite a competitive labor market.

Equity may be granted once annually to existing employees, including executive officers, and upon a new hire or promotion, and could be subject to vesting over time, qualified on the individual’s continued employment. The target date to issue equity is at the beginning of a new calendar year. The exercise price of the stock options will equal the closing price of our common stock published by Nasdaq on the date of the grant and the term of the options will be 10 years from the date of the grant. The Compensation Committee will review the annual equity program annually.

The Compensation Committee has sole discretion with respect to the tax treatment for equity awards and may decide, among others, to facilitate the sale of a sufficient number of the granted shares to cover taxes, or to require employees to be responsible for their own taxes.

3. Performance Bonus Plan: Our performance bonus plan is described in further detail below in the section entitled “Annual Performance Bonus Plan.”

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4. Employee Benefit Program: Executive officers are eligible to participate in all of our available employee benefit plans, including medical, dental, vision, group life, disability, and tax-qualified retirement savings plans, such as 401(k), in each case on the same basis as other employees, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers, all of which the Compensation Committee believes to be comparable to those provided at peer companies. These benefit programs are designed to enable us to attract and retain workforce in a competitive marketplace. Health, welfare, and vacation benefits ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.

We believe our approach to goal setting, setting of targets with payouts at multiple levels of performance, and evaluation of performance results assist in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executive officers.

Summary Executive Compensation Table for the Fiscal Years Ended March 31, 2024 and 2023

The following table sets forth, for the fiscal years ended March 31, 2024 and 2023, all compensation paid or earned by (i) all individuals serving as our Principal Executive Officer; (ii) our two most highly compensated executive officers, other than our Principal Executive Officer, who were serving as executive officers at the end of our fiscal year ended March 31, 2024; and (iii) up to two individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of our last completed fiscal year. These executive officers are referred to herein as our “Named Executive Officers.”

Name and Principal Position	Fiscal Year Ended March 31,	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($) (1)	All Other Compensation (2) ($)	Total ($)
Amy Trombly Chief Executive Officer	2024	325,000	162,500	(3) 109,053	(4) 8,672	121,318	726,543
	2023	318,750	162,500	--	35,751 (5)	42,938	559,939
Jerry Dvonch Chief Financial Officer(6)	2024	60,000	-	(7) 30,000	(4) 8,672	208,786	307,458
	2023	142,024	--	--	--	139,138	281,162
Bruce Thornton Executive Vice President and Chief Operating Officer	2024	255,400	150,000	(3) 109,053	(4) 8,672	135,543	658,668
	2023	245,192	150,000	--	35,781 (4)	53,680	484,653

(1)	Represents the aggregate grant date fair value of stock or option awards granted in the covered fiscal year as computed in accordance with FASB ASC Topic 718. The fair value of each stock option award is estimated for the covered fiscal year on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 13 to our audited consolidated financial statements for the applicable fiscal year. The amounts in this column do not represent the actual amounts paid to or realized by our Named Executive Officers during the fiscal years ended March 31, 2024 and 2023.
(2)	The following table provides the details for the amounts reported for FY 2024 and FY 2023 for each Named Executive Officer:

Name	Fiscal Year Ended March 31,	Personal Use of Company Car or Car Allowance ($)	Matching 401k Contribution ($)	Premium for Life, Health, Dental and Vision Insurance ($)	Severance Payments ($)	Consulting Fees ($)	Health and Welfare Benefits Continuation ($)	Tax Gross-Ups ($)
Amy Trombly	2024	--	13,450	39,283	--	--	--	68,585
	2023	--	12,750	30,188	--	--	--	--
Jerry Dvonch	2024	--	2,400	10,542	--	186,450	9,394	--
	2023	--	4,923	24,215	100,000	--	9,300	--
Bruce Thornton	2024	5,850	13,492	35,325	--	--	--	80,876
	2023	11,700	9,808	32,172	--	--	--	--

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(3)	The Compensation Committee of the Board of Directors approved an equity award of 100,000 shares of the Company’s common stock to each of Ms. Trombly and Mr. Thornton, issued on June 30, 2023, at a valuation based on the five day weighted trailing average of the Company’s stock price on the day of grant. In addition, the Compensation Committee also approved a one-time cash payment by the Company as reimbursement for estimated taxes payable with respect to such equity awards.
(4)	Annual grant of stock options with an exercise price of $0.18 per share, dated December 29, 2023 for services in fiscal year 2023: 40,000 options each for Amy Trombly and Bruce Thornton. The December 29, 2023 options vest one-third each on December 29, 2024, December 29, 2025, and December 29, 2026.
(5)	Annual grant of stock options with an exercise price of $1.08 per share, dated December 29, 2022 for services in fiscal year 2022: 40,000 options each for Amy Trombly and Bruce Thornton. The December 29, 2022 options vest one-third each on December 29, 2023, December 29, 2024, and December 29, 2025.
(6)	Mr. Dvonch served as our Chief Financial Officer from September 8, 2020 to November 18, 2022, as our interim Chief Financial Officer from April 7, 2023 to February 7, 2024, and currently serves as our Chief Financial Officer. From April 7, 2023 to December 17, 2023, Mr. Dvonch served as our interim Chief Financial Officer pursuant to a consulting agreement. On December 18, 2023, he was converted to a full-time employee and on February 7, 2024 was appointed Chief Financial Officer.
(7)	On April 7, 2023, we granted Mr. Dvonch $30,000 in restricted common stock vesting in two equal tranches on July 15, 2023 and August 15, 2023. The value of the stock was determined using a five day weighted trailing average on the day of grant.

Employment Agreements and Potential Payments upon Termination

Employment Agreement with Ms. Trombly

Effective June 16, 2023, we entered into an amended and restated employment agreement with our Chief Executive Officer, Amy Trombly.

We agreed to pay Ms. Trombly a base salary of $325,000 per annum, and to provide our standard medical, dental and vacation benefits. Ms. Trombly will be eligible for a target bonus of up to 50% of her base salary per year upon the completion of certain agreed-upon goals based on the sole discretion of the Compensation Committee, and may earn 120% of the target bonus per year for exceeding goals, in the discretion of the Compensation Committee. She is also eligible for annual equity grants in the sole discretion of the Compensation Committee.

The employment agreement provides Ms. Trombly with certain separation benefits in the event of termination without cause, for good reason or change of control, as such terms are defined in the employment agreement. In the event Ms. Trombly is terminated without cause, or for good reason or upon change of control, she is entitled to:

•	a lump sum severance payment equal to one time her base salary, or, in the event of termination upon change of control either without cause or for good reason, a lump sum severance equal to one and a half times her base salary;
•	upon termination without cause or for good reason a pro-rata bonus, upon determination by the Corporation’s Board of Directors or Compensation Committee, as appropriate, to be made in its sole discretion, and one and a half times her target annual bonus upon termination upon change of control. The amount, form and payment schedule of such bonus shall be determined by the Compensation Committee.
•	automatic vesting of all unvested time-based options and equity awards;
•	vesting of performance-based equity compensation awards in accordance with the terms of the awards, if the performance goals are satisfied, such determination to be in the sole discretion of the Compensation Committee or the Board, as the case may be; and
•	reimbursement for health care premiums under COBRA until the earliest of: (i) six or twelve months following the date of termination depending on the reason for termination; (ii) the date she is no longer eligible to receive COBRA continuation coverage; or (iii) until she becomes eligible for medical insurance coverage provided by another employer.

Either party may terminate the employment agreement for any reason upon at least 60 days prior written notice. Upon termination for any reason, all vested equity awards will remain exercisable for 18 months following the termination. Receipt of the termination benefits described above is contingent on executing a general release of claims against our Company, resignation from any and all directorships and every other position held by the executive with our Company or any of our subsidiaries, and return of all Company property. In addition, Ms. Trombly will be required to comply with the confidentiality, non-compete, anti-solicitation and non-disparagement provisions of the employment agreement during the term of employment and for two years following termination.

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Employment Agreement with Mr. Bruce Thornton

Effective June 16, 2023, we entered into an amended and restated employment agreement with Bruce Thornton. Under the new agreement, Mr. Thornton serves as Executive Vice President and Chief Operating Officer of the Company. The terms of the employment agreement provide for an annual salary of $ 260,800 for Mr. Thornton. Mr. Thornton also receives certain benefits, such as participation in our health and welfare plans, vacation and reimbursement of expenses and a car allowance. Mr. Thornton will be eligible for a target bonus of up to 50% of his base salary per year upon the completion of certain agreed-upon goals based on the sole discretion of the Compensation Committee, and may earn 120% of the target bonus per year for exceeding goals, in the discretion of the Compensation Committee. He is also eligible for annual equity grants in the sole discretion of the Compensation Committee.

The employment agreement provides Mr. Thornton with certain separation benefits in the event of termination without cause, for good reason or upon change of control, as such terms are defined in the employment agreement. In the event Mr. Thornton is terminated without cause, for good reason or upon a change of control, he is entitled to:

•	a lump sum severance payment equal to one time his base salary, or, in the event of termination upon change of control either without cause or for good reason, a lump sum severance equal to one and a half times his base salary;
•	in the event of termination without cause or for good reason, a pro-rata bonus, upon determination by the Corporation’s Board of Directors or Compensation Committee, as appropriate, to be made in its sole discretion as to whether to grant a bonus, and if such bonus is granted, the amount, form and payment schedule;
•	in the event of termination upon change of control, one and a half times his target annual bonus;
•	automatic vesting of all unvested time-based options and equity awards and exercisability of awards for the remainder of their respective terms;
•	vesting of performance-based equity compensation awards in accordance with the terms of the awards, if the performance goals are satisfied, such determination to be in the sole discretion of the Compensation Committee or the Board, as the case may be; and
•	reimbursement for health care premiums under COBRA until the earliest of: (i) one year following the date of termination; (ii) the date he is no longer eligible to receive COBRA continuation coverage; or (iii) until he becomes eligible for medical insurance coverage provided by another employer.

Either party may terminate the employment agreement for any reason upon at least 60 days prior written notice. Receipt of the termination benefits described above is contingent on executing a general release of claims against our Company, resignation from any and all directorships and every other position held by him with our Company or any of our subsidiaries, and return of all Company property. In addition, Mr. Thornton is not entitled to such benefits if he does not comply with the non-competition and invention assignment provisions of his employment agreement during the term of his employment or the confidentiality, non-solicitation and non-disparagement provisions of the employment agreement, during and for two years after his termination.

Employment Arrangement with Mr. Jerome Dvonch

Effective February 7, 2024, our Board of Directors appointed Jerome Dvonch as our Chief Financial Officer. We agreed to pay Mr. Dvonch a base salary of $240,000 per year. Mr. Dvonch is eligible for a bonus up to 50% of his annual salary, prorated the first year based on a fiscal year end of March 31 and dependent upon meeting specified performance goals. He is also eligible for equity grants within the normal employee equity programs and for benefits, such as vacation, and our medical, dental, vision and retirement plans.

Potential Payments upon Termination

The table below was prepared as though each of our Named Executive Officers had been terminated on March 31, 2024, the last day of our last completed fiscal year, without cause, or upon change of control, or resigned for good reason, as these terms are defined in the agreements with our Company. More detailed information about the payment of benefits, including duration, is contained in the discussion above. In addition to salary and benefits, the Compensation Committee or the Board of Directors may also award a discretionary bonus, the amount, type and payment of which is at the sole discretion of the Committee or Board. All such payments and benefits would be provided by us. The assumptions and valuations are noted in the footnotes.

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Name	Salary Continuation upon Termination without Cause ($)	Salary Continuation upon Termination upon Change of Control ($)	Bonus Payment upon Termination upon Change of Control ($)	Health and Welfare Benefits Continuation ($) (1)
Amy Trombly	325,000	487,500	243,750	21,504(2)
Bruce Thornton	260,800	391,200	195,600	19,186 (3)

(1)	Amount assumes our cost of providing life, health, dental and vision insurance at the same rate for twelve months.
(2)	On June 16, 2023, we entered into an employment agreement with Ms. Trombly pursuant to which she is entitled to six- and twelve months’ base salary severance and six or twelve months of COBRA insurance premium reimbursements for termination without cause or upon change of control, respectively and certain additional benefits as described in more detail in the section “Employment Agreement with Ms. Amy Trombly.”
(3)	On June 16, 2023, we entered into an employment agreement with Mr. Thornton pursuant to which he is entitled to twelve months’ base salary severance and twelve months of COBRA insurance premium reimbursements for termination without cause or upon change of control, respectively and certain additional benefits as described in more detail in the section “Employment Agreement with Mr. Bruce Thornton.”

Annual Performance Bonus Plan

Pursuant to our annual bonus plan, our executive officers, including our Named Executive Officers, have the potential to earn an annual bonus based on the individual’s contribution to our Company’s target goals and milestones. The performance bonus plan is designed to reward long and short-term performance of our executive officers. The Executive will be eligible for a target bonus of up to 50% of his or her base salary per year upon the completion of certain agreed-upon goals based on the sole discretion of the Compensation Committee, and may earn 120% of the target bonus per year for exceeding goals, in the sole discretion of the Compensation Committee.

The Compensation Committee establishes specific target goals and milestones for each executive officer to reward performance and individual and collective contribution to our performance. At its sole discretion, the Compensation Committee will determine whether to pay out the bonus, as earned, after the end of the fiscal year in cash, shares of stock, restricted stock units, stock options, or a combination thereof. For the avoidance of doubt, the Compensation Committee may determine that no bonus is payable to any or all executive officers. All decisions of the Compensation Committee are final.

The Compensation Committee will evaluate the performance of our executive officers against the corporate goals and objectives contained in the performance bonus plan after completion of each fiscal year and receipt of audited financial results of operations, on such date as determined by the Compensation Committee (except as otherwise expressly provided herein).

The Compensation Committee will review and consider changes and, if appropriate, make changes to the performance bonus plan for the following fiscal year during or at the end of each fiscal year and any other fiscal year for which the Compensation Committee resolves to extend the plan. The Compensation Committee shall have absolute sole discretion to amend the plan at any time.

The Compensation Committee is empowered to make additional awards to executive officers in its sole discretion. Any other awards to executive officers that may be made under the performance bonus plan may be made in the form of cash, restricted stock units, stock options or stock, or a combination thereof as determined solely by the Compensation Committee.

In determining whether stock awards shall be made, the Compensation Committee will take into consideration the shares available for grant under our Stock Incentive Plans, our contractual obligations to grant options, and whether it is appropriate to grant additional awards to attract or retain talented officers, other employees, or consultants. In no event shall the number of options, units, or stock granted exceed the number of shares authorized and available for awards to be made under our Stock Incentive Plans plus the known contractual obligations to grant options in the next one-year period. Options, units, or stock will be granted in compliance with all applicable securities laws.

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The performance bonus plan does not intend to adjust the executive officers’ base salary. To be eligible to receive an award or payment of a bonus, including vesting of stock, units, or options, under the plan, each executive officer must remain employed and in good standing with the Company as further described in our Stock Incentive Plans.

Fiscal Year 2023 Bonus Awards for Named Executive Officers

On July 22, 2022, the Compensation Committee approved bonus awards for our Named Executive Officers. The Committee determined that Ms. Trombly and Mr. Thornton each contributed to the overall performance of the Company, including building a sales and marketing team in Boulder, Colorado, strengthening the Company’s finances, managing distributor partnerships and certain other achievements. The Committee awarded the following cash bonuses:

•	Amy Trombly: $162,500, or 50% of annual base salary;
•	Bruce Thornton: $150,000, or 60% of annual base salary.

Fiscal Year 2024 Bonus Awards for Named Executive Officers

On June 16, 2023, the Compensation Committee approved bonus awards for our Named Executive Officers. The Committee determined that Ms. Trombly and Mr. Thornton each contributed to the overall performance of the Company, including in connection with closing our facility in Georgia and consolidating operations to Boulder, Colorado, strengthening the Company’s finances, building distributor partnerships and certain other achievements. The Committee awarded the following cash bonuses:

•	Amy Trombly: $162,500, or 50% of annual base salary;
•	Bruce Thornton: $150,000, or 60% of annual base salary.

On June 16, 2023, the Compensation Committee also approved an equity award of 100,000 shares of the Company’s common stock to each of Ms. Trombly and Mr. Thornton, issued on June 30, 2023, at a valuation based on the five-day weighted trailing average of the Company’s stock price on the day of grant. In addition, the Compensation Committee approved a one-time cash payment by the Company as reimbursement for estimated taxes payable with respect to such equity awards.

 Fiscal Year 2025 Bonus Awards for Named Executive Officers

On June 14, 2024, the Compensation Committee approved bonus awards for our Named Executive Officers. The Committee determined that Ms. Trombly, Mr. Dvonch and Mr. Thornton each contributed to the overall performance of the Company, including strengthening the Company’s finances, building distributor partnerships and certain other achievements. The Committee awarded the following cash bonuses:

•	Amy Trombly: $162,500, or 50% of annual base salary;
•	Jerry Dvonch: $17,753.42, or 50% of annual base salary prorated from February 7, 2024; and
•	Bruce Thornton: $156,480, or 60% of annual base salary.

On June 14, 2024, the Compensation Committee also approved an equity award of 53,586 Restricted Stock Units to each of Ms. Trombly, Mr. Dvonch and Mr. Thornton, to be issued on June 20, 2024, at a valuation based on the five day weighted-average stock price prior to the date of grant. In addition, the Compensation Committee approved a one-time cash payment by the Company as reimbursement for estimated taxes payable with respect to such equity awards.

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Outstanding Equity Awards

The following table shows grants of equity awards outstanding on March 31, 2024, the last day of our last completed fiscal year, to each of the Named Executive Officers named in the Summary Compensation Table. All share numbers and per share data have been adjusted to reflect a 1-for-7 reverse stock split, effective April 1, 2013, a 1-for-5 reverse stock split, effective June 24, 2016 and a 1-for-9 reverse stock split, effective June 19, 2019.

Name	Option Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Amy Trombly	13,491	0	-	4.36	12/31/2029
	2,380	0	-	4.55	1/2/2030
	27,777	0	-	8.03	1/7/2031
	20,000	10,000 (1)	-	4.60	1/14/2032
	13,333	26,667 (2)	-	1.08	12/29/2032
	0	60,000(3)		0.18	12/29/2033
Jerry Dvonch	27,777 (4)	0	-	8.03	1/7/2031
	30,000 (4)	0	-	4.60	1/14/2032
	0	60,000(3)		0.18	12/29/2033
Bruce Thornton	1,889	0	-	61.92	4/11/2027
	27,777	0	-	8.03	1/7/2031
	20,000	10,000 (1)	-	4.60	1/14/2032
	1,098	0	-	52.20	8/21/2025
	13,000	0	-	4.36	12/29/2029
	13,333	26,667 (2)	-	1.08	12/29/2032
	0	60,000(3)		0.18	12/29/2033

(1)	Options expiring January 14, 2032, vest one third each on July 14, 2022, July 14, 2023 and July 14, 2024, or upon change of control.
(2)	Options expiring December 29, 2032, vest one third each on December 29, 2023, December 29, 2024 and December 29, 2025, or upon change of control.
(3)	Options expiring December 29, 2033, vest one third each on December 29, 2024, December 29, 2025 and December 29, 2026, or upon change of control.
(4)	Mr. Dvonch’s outstanding and unvested options became fully vested upon termination of his employment on November 18, 2022.

Narrative to Outstanding Equity Awards Table

Retirement Benefits

On January 1, 2011, we established a qualified 401(k) employee savings and retirement plan for all regular full-time U.S. employees. Eligible employees may elect to defer a percentage of their eligible compensation in the 401(k) plan, subject to the statutorily prescribed annual limit. We may make matching contributions on behalf of all participants in the 401(k) plan in the amount equal to 4% of an employee’s contributions. All contributions are immediately fully vested. We intend the 401(k) plan to qualify under Sections 401(k) and 501 of the Internal Revenue Code of 1986, as amended, so that contributions by employees or us to the 401(k) plan and income earned, if any, on plan contributions are not taxable to employees until withdrawn from the 401(k) plan (except as regards Roth contributions), and so that we will be able to deduct our contributions when made. The trustee of the 401(k) plan, at the direction of each participant, invests the assets of the 401(k) plan in any of a number of investment options. Company contributions to the 401(k) plan amounted to an aggregate of $29,242 and $31,267 for the years ended March 31, 2024 and 2023, respectively.

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Proposal No. 2 – Advisory Approval of Executive Compensation

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are asking stockholders to cast an advisory vote to approve the compensation on our Named Executive Officers for the fiscal year ended March 31, 2024, as discussed in the section entitled “Executive Compensation” in this Proxy Statement. While this vote is non-binding, we value the opinions of our stockholders and, consistent with our record of shareholder engagement, will consider the outcome of the vote when making future compensation decisions. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a stockholder, the opportunity to endorse the executive compensation programs and policies and the compensation paid to our Named Executive Officers for the fiscal year ended March 31, 2024.

We believe in the power of open disclosure and know the only way to build and strengthen our reputation and our Company is through honesty and trust. In connection with that belief and as required by SEC rules, we are asking our stockholders to approve, on an advisory basis, the compensation that we paid to our Named Executive Officers for the fiscal year ended March 31, 2024.

As discussed under the heading “Compensation Overview” in this Proxy Statement, the Compensation Committee’s compensation objectives are to: attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the Named Executive Officers with the interests of our stockholders. The Board is asking stockholders to support this proposal based on the disclosure set forth in these sections of this Proxy Statement, which, among other things, demonstrates:

•	our commitment to ensuring executive compensation is aligned with our corporate strategies and business objectives and is competitive with those of other companies in our industry;

•	the design of our compensation programs is intended to reward our Named Executive Officers for the achievement of key strategic and financial performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and

•	our strong emphasis on the alignment of the incentives of our Named Executive Officers with the creation of increased stockholder value.

Your Board of Directors recommends that stockholders to vote FOR, in a non-binding vote, the following resolution:

“RESOLVED, the stockholders of Sonoma Pharmaceuticals, Inc. approve on an advisory basis, the compensation paid to our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure under the heading “Executive Compensation” included in the Proxy Statement.”

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Proposal No. 3 –Reincorporation to the State of Nevada

Our Board of Directors has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Delaware to the State of Nevada (the “Reincorporation”). If our stockholders approve the proposal, we will effect the Reincorporation by converting (the “Conversion”) the corporation as provided in the Delaware General Corporation Law (the “DGCL”) and the Nevada Revised Statutes (the “NRS”). For the purposes of this proposal, we sometimes refer to the Company as “Sonoma-DE” prior to the Reincorporation and “Sonoma-NV” after the Reincorporation. Reincorporation in Nevada will not result in a material change in our business, management, assets, liabilities or net worth and will allow us to take advantage of certain provisions of the corporate and tax laws of Nevada.

Reasons for the Reincorporation in Nevada

Our Board of Directors believes that there are several reasons why a reincorporation in Nevada is in the best interests of the Company and its stockholders. First, the Reincorporation will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term. For tax year 2023, we paid approximately $200,000 in Delaware franchise taxes. We anticipate that, if we remain a Delaware corporation, for tax year 2024, our Delaware franchise taxes will continue to be $200,000 (based on our current capital structure and assets). If we reincorporate in Nevada, our annual fees will consist of an annual business license fee of $500, an annual domestic agent representation fee of approximately $136, and an annual fee based on the number of authorized shares and their par value, currently equal to $150.

In addition, the Reincorporation may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors and officers. We believe that, for the reasons described below, in general, Nevada law provides greater protection to our directors, officers and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers in general of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director or an officer of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, both directors and officers can be personally sued in Delaware, even though the director or officer has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. Though Delaware corporate law has recently been amended to, among other things, increase protections for officers of a corporation, we believe Nevada is more advantageous than Delaware because Nevada has pursued a statute-focused approach that does not depend upon judicial supplementation and revision, and is intended to be stable, predictable and more efficient, whereas much of Delaware corporate law still consists of judicial decisions that migrate and develop over time.

Also, reincorporation in Nevada will provide potentially greater protection for directors and officers of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. The directors have an interest in the Reincorporation to the extent that they will be entitled to such limitation of liability.

Further, a reincorporation in Nevada will provide certain corporate flexibility in connection with certain corporate transactions, including reverse stock splits, as discussed below under “Comparative Rights of Stockholders under Delaware and Nevada Law.”

The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Delaware and Nevada, including differences that may have anti-takeover implications, see “Comparative Rights of Stockholders Before and After the Reincorporation” below.

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Material Terms of the Conversion

The process for reincorporating the Company from Delaware to Nevada calls for the certificate of conversion to be filed with the Delaware Secretary of State and for the Nevada articles of incorporation and articles of conversion to be filed with the Nevada Secretary of State at approximately the time desired for the Reincorporation to take effect.

The Plan of Conversion

The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company, attached hereto as Appendix B. The plan of conversion provides that the Company will convert into a Nevada corporation, which will continue with all of the assets, rights, privileges and powers of Sonoma-DE, and all property owned by Sonoma-DE, all debts due to Sonoma-DE, as well as all other causes of action belonging to Sonoma-DE immediately prior to the conversion, remaining vested in Sonoma-NV following the conversion. Sonoma-NV will remain as the same entity following the conversion. The directors and officers of Sonoma-DE immediately prior to the conversion will be the directors and officers of Sonoma-NV.

Pursuant to the Reincorporation, Sonoma-NV will assume all of Sonoma-DE’s obligations related to any rights to purchase Sonoma-DE Common Stock. Sonoma-DE’s outstanding exercisable securities consist of options to purchase Sonoma-DE Common Stock. Each outstanding option to purchase shares of Sonoma-DE Common Stock will be converted into an option to purchase a number of shares of Sonoma-NV Common Stock on the same terms and conditions as in effect immediately prior to the Reincorporation.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the plan of conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Nevada articles of incorporation and bylaws.

In the event of stockholder adoption and approval of both the Reincorporation and the Authorized Share Increase (as defined and described below) and the Authorized Share Increase is effected by the Board of Directors, Article IV Subsection A of the Nevada articles of incorporation will be revised to reflect the Authorized Share Increase.

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Delaware and be subject to the Company’s existing certificate of incorporation and bylaws.

Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the certificate of conversion filed with the Secretary of State of Delaware and the articles of conversion and articles of incorporation are filed with the Secretary of State of Nevada, in each case, upon acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the board of directors will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the board of directors or the plan of conversion may be terminated and abandoned by action of the board of directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the board of directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

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Material U.S. Federal Income Tax Consequences of the Reincorporation

The following is a discussion of the material U.S. federal income tax consequences of the Reincorporation to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all the potential U.S. federal income tax consequences, and does not describe any state, local, or non-U.S. income, estate, gift, or other tax consequences, of the Reincorporation. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current, temporary and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. This discussion is limited to U.S. holders that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. holder’s particular circumstances or to persons subject to special treatment under U.S. federal income tax laws, including, without limitation, banks and other financial institutions, insurance companies, mutual funds, regulated investment companies, real estate investment trusts, cooperatives, tax-exempt organizations, brokers, dealers or traders in securities, persons holding shares of our Common Stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment, U.S. expatriates, U.S. holders whose functional currency is not the U.S. dollar, persons subject to the alternative minimum tax, non-U.S. persons, partnerships or other pass-through entities or arrangements for U.S. federal income tax purposes (or holders of interests in such entities or arrangements), and persons who hold or receive our Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation. No ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax consequences of the Reincorporation, and no assurance can be given that the IRS will not take a contrary position to the U.S. federal income tax consequences described below or that any such contrary position will not be sustained by a court.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our Common Stock, that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) that is created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust (A) if a court within the United States is able to exercise primary supervision of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including, for this purpose, any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the U.S. federal income tax consequences to a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Accordingly, a holder of our Common Stock that is a partnership, and the partners in such partnership, should consult their tax advisors regarding the U.S. federal income tax consequences of the Reincorporation.

The Reincorporation is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code:

●	U.S. holders will not recognize any gain or loss as a result of the Reincorporation;

●	the aggregate tax basis of the shares of Sonoma-NV Common Stock deemed received in the Reincorporation by a U.S. holder will be equal to the U.S. holder’s aggregate tax basis of the shares of Sonoma-DE Common Stock converted therefor;

●	the holding period of the shares of Sonoma-NV Common Stock deemed received in the Reincorporation by a U.S. holder will include the U.S. holder’s holding period of the shares of Sonoma-DE common stock converted therefor; and

●	no gain or loss will be recognized by the Company as a result of the Reincorporation.

THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOT SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE REINCORPORATION. ALL HOLDERS OF THE COMPANY COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REINCORPORATION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS.

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Securities Act Consequences

The shares of Sonoma-NV common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, the Sonoma-NV is relying on Rule 145(a)(2) under the Securities Act, which provides that a conversion that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation, Sonoma-NV will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Stockholders, whose shares of our common stock are freely tradable before the Reincorporation will continue to have freely tradable shares of Sonoma-NV common stock. Stockholders holding restricted shares of Sonoma-NV common stock will be subject to the same restrictions on transfer as those to which their present shares of our common stock are subject. In summary, Sonoma-NV and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and our stockholders prior to the Reincorporation.

No Exchange of Stock Certificates Required

Stockholders are not required to exchange their stock certificates for new certificates representing shares of Sonoma-NV common stock. New stock certificates representing shares of Sonoma-NV common stock will not be issued to a stockholder until such stockholder submits one or more existing certificates for transfer, whether pursuant to a sale or other disposition. However, stockholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of Sonoma-NV common stock, following the Effective Time of the Conversion.

No Appraisal Rights

Under the DGCL, our stockholders are not entitled to dissenter’s or appraisal rights with respect to the Reincorporation described in this Proposal 3.

Potential Disadvantages of the Reincorporation

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination.

In addition, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising programs because they might perceive Nevada’s laws as being less flexible or developed than those of Delaware. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Further, a reincorporation in Nevada will provide certain corporate flexibility in connection with certain corporate transactions, including reverse stock splits, whereby our Board of Directors may be able to take certain actions without the need for stockholder approval, as discussed under “Comparative Rights of Stockholders under Delaware and Nevada Law.”

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Comparative Rights of Stockholders Before and After the Reincorporation

Upon consummation of the Reincorporation, the outstanding shares of our common stock will be converted into shares of Sonoma-NV’s common stock. Consequently, our common stockholders, whose rights as stockholders are currently governed by the DGCL and the Company’s current Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws, will become common stockholders of Sonoma-NV (as the surviving corporation) whose rights will be governed by the NRS and the Articles of Incorporation and Bylaws of Sonoma-NV, which are attached hereto as Appendix C and Appendix D, respectively.

Because of differences between the NRS and the DGCL, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are the most significant provisions of the NRS and DGCL, along with the differences between the rights of the stockholders of the Company before and after the Reincorporation that will result from the differences among the NRS and the DGCL and the differences between Sonoma-DE’s certificate of incorporation and bylaws and Sonoma-NV’s articles of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, Sonoma-DE’s certificate of incorporation and Sonoma-DE’s bylaws and Sonoma-NV’s articles of incorporation, Sonoma-NV’s bylaws.

Provision	Sonoma-DE (Delaware law)	Sonoma-NV (Nevada law)
Authorized Capital Stock

The authorized capital stock of Sonoma-DE consists of 24,000,000 shares of common stock, par value $0.0001 per share and 714,286 shares of convertible preferred stock, par value $0.0001 per share.

Sonoma-DE’s certificate of incorporation authorizes the board of directors to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares in each series, and to fix the designations, powers, preferences and rights of each such series and the qualifications, limitations or restrictions thereof.

Delaware law requires stockholder approval to increase or decrease the number of authorized shares of common stock or to effect a forward or reverse split.

The authorized capital stock of Sonoma-NV will consist of 24,000,000 shares of common stock, par value $0.0001 per share and 714,286 shares of convertible preferred stock, par value $0.0001 per share.

Sonoma-NV’s articles of incorporation will authorize the board of directors to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares in each series, and to fix the designations, powers, preferences and rights of each such series and the qualifications, limitations or restrictions thereof.

Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

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Number of Directors

Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors.

Sonoma-DE’s bylaws provide that the number of directors shall be not be less than five (5) nor more than nine (9), provided, however, that the number of directors that shall constitute the entire Board shall be fixed from time to time by resolution adopted by a majority of the entire Board.

Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.

Sonoma-NV’s bylaws will provide that the number of directors shall be at least one (1). Subject to this limitation, the number of directors that shall constitute the entire Board shall be fixed from time to time by resolution adopted by a majority of the entire Board. The Board shall initially consist of four (4) directors.

Classified Board

Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes divided as equally as possible with staggered terms of office.

The certificate of incorporation of Sonoma-DE provides that the board of directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders.

Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.

The articles of incorporation of Sonoma-NV will provide that the board of directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders.

Removal of Directors

Under Delaware law, although stockholders may generally remove directors with or without cause by a majority vote, stockholders may remove members of classified boards only for cause unless the certificate of incorporation provides otherwise. Similarly, if holders of a class or series have a right to elect one or more directors pursuant to the certificate of incorporation, those directors may not be removed without cause by stockholders other than those entitled to elect them.

Sonoma-DE’s bylaws provide that any director or the entire Board may be removed by the holders of a majority of the shares then entitled to vote at an election of directors.

Under Nevada law, any one or all of the directors of a corporation may be removed by the vote of the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Sonoma-NV’s bylaws will provide that any director of the entire Board may be removed by a vote of at least two-thirds of the voting power of the then outstanding stock.

Compensation of Directors	Sonoma-DE’s bylaws provide that the Board shall have the authority to fix the compensation of directors.	As permitted under Nevada law, Sonoma-NV’s bylaws provide that director compensation established by the Board pursuant to the bylaws

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Limitation of Liability

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. In 2022, the DGCL was amended to allow this protection for officers as well.

Sonoma-DE’s certificate of incorporation includes a provision with respect to directors only.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Sonoma-NV’s articles of incorporation will provide that, to the fullest extent permitted by the NRS, as the same exists or as may hereafter be amended, a director or officer of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty.

Indemnification

Under the DGCL, a corporation may indemnify current or former directors, officers, employees or agents against reasonable expenses, attorney’s fees, fines, judgments, and settlements incurred in actions brought against them in their capacity as such, so long as they acted in good faith and under the reasonable belief that their actions were not opposed to the best interests of the corporation and were lawful. However, to the extent a person is found liable to the corporation in such an action, the corporation may only indemnify that person upon approval of the court where the action was brought. Additionally, a corporation can advance defense and expenses after the receiving individual agrees to repay the corporation if such person is ultimately determined not to be entitled to indemnification.

Sonoma DE’s certificate of incorporation and bylaws provide for indemnification of directors and officers to the fullest extent permitted by the DGCL.

Under the NRS, a corporation may indemnify current or former directors, officers, employees or agents against expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The corporation may also identify such individuals in actions by or in the right of the corporation to procure a judgment in its favor. A corporation can advance expenses after the receiving individual agrees to repay the corporation if such person is ultimately determined not to be entitled to indemnification.

Sonoma-NV’s articles of incorporation and bylaws will provide for indemnification of directors and officers to the fullest extent permitted by the NRS.

Board Action by Written Consent

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

Sonoma-DE’s articles and bylaws do not change this statutory rule.

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

Sonoma-NV’s articles and bylaws will not change this statutory rule.

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Special Meetings of Stockholders

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

Sonoma-DE’s certificate of incorporation and bylaws provides that special meetings of the stockholders may be called only by the Chairman of the Board or the Chief Executive Officer of the Corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors.

Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

Sonoma-NV’s bylaws will provide that special meetings of the stockholders may be called only by the Chairman of the Board or the Chief Executive Officer of the Corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors.

Cumulative Voting

A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.

Sonoma-DE’s certificate of incorporation and bylaws do not have a provision granting cumulative voting rights in the election of its directors.

Unless otherwise provided in the articles of incorporation, directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Nevada law permits cumulative voting in the election of directors only if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.

Sonoma-NV will not have a provision granting cumulative voting rights in the election of its directors in its articles of incorporation or bylaws.

Vacancies

All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provides otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

Sonoma-DE’s certificate of incorporation and bylaws provide that any vacancies may be filled by a majority of the remaining directors.

All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

Sonoma-NV’s certificate of incorporation and bylaws will provide that any vacancies may be filled by a majority vote of the remaining directors

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Stockholder Voting Provisions

Delaware law provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board.

Sonoma-DE’s bylaws provide that (a) holders of one-third of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business, (b) directors are to be elected by plurality vote and (c) all other matters are to be determined by majority vote of the shares present and voting, other than as required by the Delaware law or the corporation’s governing documents.

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business. Action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote.

The bylaws of Sonoma-NV will provide that one-third of the votes entitled to be cast on any matter shall constitute a quorum. The articles of incorporation and bylaws of Sonoma-NV do not change the statutory rule with respect to voting requirements for approval of an action.

Stockholder Action by Written Consent

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize such action at a meeting provide written consent. Delaware law also requires the corporation to give prompt notice of corporate action taken without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Sonoma-DE’s certificate of incorporation provides that the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least a majority of the voting power consent to the action in writing.

Sonoma-NV’s bylaws will provide that no action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting.

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Expiration of Proxies

Under the DGCL, no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.

Sonoma-DE’s bylaws provide that no proxy authorized by a stockholder shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

In Nevada, proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.

Sonoma-NV’s bylaws will provide that each proxy authorized by a stockholder shall be valid until its expiration or revocation in a manner permitted by the laws of Nevada.

Advance Notice of Stockholder Proposals

Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

Sonoma-DE’s bylaws provide that notice of each meeting of the stockholders shall be mailed to each stockholder entitled to vote thereat not less than 10 nor more than 60 days before the date of the meeting. Such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purposes for which the meeting is called.

Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

Sonoma-NV’s bylaws will provide that that notice of each meeting of the stockholders shall be mailed to each stockholder entitled to vote thereat not less than 10 nor more than 60 days before the date of the meeting. Such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purposes for which the meeting is called.

Amendments to Bylaws

Delaware law provides that the power to adopt, amend, or repeal the bylaws shall be vested in the stockholders entitled to vote, provided that the certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

Sonoma-DE’s certificate of incorporation and bylaws empower the board of directors or the stockholders to adopt, amend or repeal the bylaws with a vote of sixty-six and two-thirds percent of the directors then in office. The stockholders may also adopt, amend or repeal the bylaws at a regular or special meeting with the vote of sixty-six and two-thirds of the voting power of the then outstanding shares of stock entitled to vote.

Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the board of directors may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

Sonoma-NV’s articles of incorporation and bylaws will provide that the bylaws may be amended or repealed in any respect, by the board of directors.

Stockholder Inspection Rights	Under Delaware law, any stockholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof and during usual business hours, either in person or by attorney, inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. The burden of proving a proper purpose is on the stockholder who seeks to inspect corporate records; however, the stated judicial standard is a purpose reasonably related to an interest as a stockholder.	Under Nevada law, any person who has been a stockholder of record for at least six months or holds at least 5% of all outstanding shares shall have the right to examine, in person or by agent, a copy of the corporation’s articles of incorporation (and all amendments and bylaws) and stock ledger. The Nevada corporation may require the stockholder to furnish an affidavit that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation.

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Interested Stockholder Combinations

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of 3 years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Section 78.438 of the NRS prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of 3 years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder. Section 78.439 provides that business combinations after the 2-year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

Vote Required

The approval and adoption of the Reincorporation of the Company from the State of Delaware to the State of Nevada requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote.

Your Board of Directors recommends a vote FOR the proposal to approve the Company’s Reincorporation in the State of Nevada.

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Proposal No. 4 – Authorized Share Increase

To approve an amendment of our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.0001 par value per share from 24,000,000 to a total of 50,000,000 shares.

General

Our Board of Directors has unanimously adopted a resolution approving, declaring advisable, and recommending to the stockholders to approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized common stock, $0.0001 par value per share, from 24,000,000 to a total number of 50,000,000 shares, or the Authorized Share Increase.

Approval of this proposal will grant the Board the authority, without further action by the stockholders, to carry out the amendment to the Restated Certificate of Incorporation, as amended, after the date stockholder approval for the amendment is obtained. Upon such action of the Board, the Authorized Share Increase will become effective upon the filing of an amendment to our Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware, or the Certificate of Amendment.

The amendment to our Restated Certificate of Incorporation, as amended, to effect the Authorized Share Increase will not change the terms of our common stock. After the Authorized Share Increase, the par value of our common stock will remain unchanged at $0.0001 per share and shares of common stock will have the same voting rights and will be identical in all other respects to the common stock currently authorized.

Certain of our officers and directors have an interest in this Authorized Share Increase as a result of their ownership of shares of stock of the Company, as discussed in further detail in the section entitled “Security Ownership of Certain Beneficial Owners and Management” set forth.

Effective Date of Authorized Share Increase

The Authorized Share Increase will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. The text of the form of the Certificate of Amendment relating to this proposal, which we would file with the Secretary of State of the State of Delaware to effect the Authorized Share Increase, is attached to this Proxy Statement as Appendix E.

Background and Reasons for the Authorized Share Increase

We currently have 24,000,000 shares of authorized common stock. As of June 21, 2024, we had 19,004,393 shares of common stock outstanding and have committed to issue approximately 992,999 shares of common stock upon the exercise of outstanding stock options. It is possible that some or all of the currently outstanding options will not be exercised and the shares of common stock we have reserved to satisfy our obligations under the terms of those securities may never be issued. If options expire prior to exercise, then the shares we have reserved in the event they are exercised may be used for other purposes. Assuming all options are exercised, we would have approximately 4,002,608 shares of common stock available for issuance. The Board believes this number is insufficient for the Company’s needs for the next two to five years.

The Board recommends the Authorized Share Increase for the following reasons:

·	The Board believes that the ability to offer stock or stock options as part of a competitive compensation package is crucial in attracting and retaining the highly skilled officers, directors and employees on which our success relies. Additionally, the Board believes stock options motivate employees to invest their time, talents, and energy into the long-term success of the Company more so than if they did not own stock or have stock options. The Board further believes that granting stock options to directors, officers and employees aligns them with the interests of shareholders.

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·	The Board believes we do not currently have enough authorized shares of common stock to carry out our business plan. We plan to further develop new products and expand the geographical reach of our products. The Board believes these initiatives may increase our revenues and create growth for the Company. Our current cash flow will not provide sufficient capital for these new initiatives and therefore, in order to implement our business plan, we may need to raise capital by selling equity securities. We do not currently have any plans to issue equity securities approved by this proposal to raise capital for the Company.

·	The Board believes that the ability to issue equity securities in the future will allow the Company flexibility in meeting its routine financial obligations, raising capital if needed and/or issuing equity securities to acquire assets or businesses or to engage in strategic collaborations where the transaction might be improved for the Company by issuing equity securities. In the past, we have been able to issue common stock to certain vendors in lieu of cash to preserve capital for other purposes. Having additional authorized shares of common stock will also allow us the flexibility to raise capital, if necessary, in the future or to issue shares for other purposes such as acquiring assets or businesses. If we do not have sufficient authorized shares of common stock available, we will not have the flexibility to issue shares of common stock at a time when the Board believes the market conditions are optimal and we might miss an opportunity to make an acquisition while we go through the process of obtaining shareholder approval for an increase at the time an acquisition is identified. Having sufficient authorized shares of common stock will permit us to act quickly in situations where issuing shares of common stock would be in the best interests of the Company and its shareholders.

Material Effects of Proposed Authorized Share Increase

The amendment to our Restated Certificate of Incorporation, as amended, to effect the Authorized Share Increase will not change the terms of our common stock. After the Authorized Share Increase, the par value of our common stock will remain unchanged at $0.0001 per share and shares of common stock will have the same voting rights and will be identical in all other respects to the common stock currently authorized. Immediately following the Authorized Share Increase, we will continue to have the same number of stockholders and we will still be subject to the periodic reporting requirements of the Exchange Act.

The Authorized Share Increase will permit us to issue 26,000,000 additional shares of common stock or other securities that could be converted into common stock such as options, warrants, preferred stock or debt over our current limit of 24,000,000. To the extent that we issue new shares of common stock, or additional shares are issued based upon the exercise of newly issued options or warrants, the ownership percentage of each share will decrease. This dilution may have the effect of reducing our stock price.

The Authorized Share Increase will affect the shares of all of our stockholders uniformly. To the extent that the Authorized Share Increase has the potential to dilute the ownership percentage of shares, it does so to the same extent for all stockholders.

Potential Disadvantages of the Authorized Share Increase

Although the Authorized Share Increase will not in and of itself cause dilution to existing shareholders, we may use a portion of the Authorized Share Increase to issue shares in the future to raise capital to support our new business plan. The issuance of such shares will cause the ownership percentage of each shareholder to decrease. Additionally, we anticipate issuing additional options as compensation, which have the potential to cause dilution in the future if such options are exercised.

The effect of the Authorized Share Increase on the market price of our common stock cannot be predicted. Many factors affect the price of our common stock including our financial performance, product performance and new product introductions and the overall stock market’s performance. While it is possible that approval of the Authorized Share Increase may cause concern among shareholders and investors about the potential for shareholder dilution and that may, in turn, cause our stock price to decline, we believe the actual impact of the Authorized Share Increase cannot be isolated from other factors affecting our stock price and that makes future predictions of stock price impossible.

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Potential Consequences that the Authorized Share Increase Will Fail to Achieve the Desired Effects

Even if the Authorized Share Increase is approved, we may not achieve the desired results.

Our current fundraising efforts may not provide us with the cash proceeds necessary to grow our business. If we are unable to raise enough capital to meet our current and immediate future needs, we may need to engage in additional financings with undesirable terms.

 Offering equity compensation may not attract or motivate the directors, officers, employees, and consultants we need to drive the success of our business. If our stock is not attractive as compensation, we may need to increase the cash portions of our compensation, which could have a negative impact on our results of operation, our capital resources and our business.

We may not be able to engage in future financings when needed that are at terms acceptable to us or at all. If we are unable to raise capital through sale of our stock, we will need to find additional sources of funding and revenue on terms that are not desirable or scale back our business operations. If we are unable to obtain the working capital we need, our business may fail to grow or may fail entirely.

Procedure for Effecting Authorized Share Increase

If the Authorized Share Increase is approved by our stockholders, and if at such time the Board determines it is in the best interests of our Company and our stockholders to effect the Authorized Share Increase, we will file the Certificate of Amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors deems appropriate to effect the Authorized Share Increase. The Board of Directors may delay effecting the Authorized Share Increase without re-soliciting stockholder approval. The Authorized Share Increase would become effective at such time as the Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Amendment, all of our existing common stock will be converted into new common stock as set forth in the amendment. As soon as practicable after the effective date of the Authorized Share Increase, stockholders will be notified that the Authorized Share Increase has been effected.

In the event of stockholder adoption and approval of both the Authorized Share Increase and the Reverse Stock Split (as defined and described below), the board of directors will have discretion as to whether to effect neither, one, or both proposals.

No Dissenter’s Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to dissenter’s rights with respect to the proposed amendment to our Restated Certificate of Incorporation, as amended, to effect the Authorized Share Increase, and we do not intend to independently provide stockholders with any such right.

Required Vote

The affirmative vote of the majority of votes cast is needed to approve this Proposal.

Your Board of Directors recommends a vote FOR the proposal to approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized common stock, $0.0001 par value per share, to a total number of 50,000,000 shares.

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Proposal No. 5 –Approval of the 2024 Equity Incentive Plan

General

On June 20, 2024, the Board approved, and recommended that shareholders approve the Sonoma Pharmaceuticals, Inc. 2024 Equity Incentive Plan.

We are requesting that you vote to approve the Sonoma Pharmaceuticals, Inc. 2024 Equity Incentive Plan, or the 2024 Plan.

The following is a brief summary of the 2024 Plan. This summary is qualified in its entirety by the full text of the 2024 Plan, which is attached as Appendix F to this proxy statement. Capitalized terms not defined herein have the meanings ascribed to such terms in the 2024 Plan.

Material Features of the 2024 Plan

Administration. The 2024 Plan is administered by the Compensation Committee or, in the Board’s sole discretion, by the Board. The Compensation Committee has full authority to determine the type and terms of Awards, including:

•	which Employees, Consultants, and Directors will be granted Awards;

•	the number of shares subject to each Award;

•	the vesting, duration, cancellation, and termination provisions of each Award; and

•	all other terms and conditions upon which an Award may be granted in accordance with the Plan.

In addition, the Compensation Committee has full authority to interpret the 2024 Plan and apply its provisions, and may take any necessary or advisable actions for the administration of the 2024 Plan. The Compensation Committee may, in its discretion, amend any term or condition of an outstanding Award, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired.

Eligible Participants. The 2024 Plan provides that Awards may be granted to Employees, Directors, and Consultants who, as determined by the Compensation Committee, are in a position to make significant contributions to our long-term success.

Available Shares. The 2024 Plan provides for the issuance of up to 1,000,000 of shares of our common stock, plus an annual increase on the first day of each fiscal year during the term of the Plan, beginning April 1, 2025, in an amount equal to the lesser of (i) 5% of the number of outstanding shares of Common Stock on the last day of the immediately preceding year or (ii) an amount determined by the Board subject to adjustment (for example, in the event of recapitalization, stock split, stock dividend, merger, reorganization or similar event). At all times during the term of the 2024 Plan, we intend to reserve and keep available sufficient shares to satisfy the requirements of the 2024 Plan. No more than 1,000,000 shares may be granted as Incentive Stock Options. Additionally, a director may not receive awards exceeding a total value of $500,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes) in any fiscal year.

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Stock Options, Restricted Stock, and Other Stock-Based Awards. Awards under the 2024 Plan may consist of grants of:

•	Stock Options (including incentive stock options and non-qualified stock options);

•	Stock Appreciation Rights;

•	Restricted Awards (including Restricted Stock or Restricted Stock Units);

•	Performance Share Awards; and

•	Other Equity Awards.

Incentive Stock Options may be granted only to Employees. The exercise price of a Stock Option may not be less than 100% of the Fair Market Value of our common stock on the date of grant and may not have a term longer than ten years. However, if an Incentive Stock Option is granted to an individual who owns more than 10% of the combined voting power of all our classes of stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the Incentive Stock Option may not be longer than five years.

Vesting. Under the 2024 Plan, all Awards generally vest over a three-year period, unless the Committee provides otherwise.

Change in Stock. In the event of changes in the outstanding common stock or in the capital structure of the Company due to any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as reorganization, Awards granted under the 2024 Plan will be equitably adjusted or substituted, as to the number, price or kind of a share of Award to the extent necessary to preserve the economic intent of such Award.

Change in Control. In the event of a termination of service during the 12-month period following a Change in Control, Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100 percent of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100 percent of the shares of Restricted Stock or Restricted Stock Units. In addition, immediately upon a Change in Control, all outstanding Performance Compensation Awards will immediately lapse, and the Compensation Committee will determine the Awards to be paid to the Participant according to the extent to which Performance Goals have been met.

Termination and Amendment. The 2024 Plan will terminate automatically on the fifth anniversary of shareholder approval, unless terminated earlier by the Board of Directors or extended by the Board of Directors with the approval of the stockholders. The Board of Directors may amend or terminate the 2024 Plan at any time and from time to time. An amendment of the 2024 Plan shall be subject to the approval of our stockholders only to the extent required by applicable law, regulations or rules, or as otherwise determined at the time by the Board. However, no amendment or termination may materially impair any rights or obligations under any outstanding Award without the Participant’s consent.

Effect of the Reverse Stock Split on the Plan Amendment

If the amendment to our 2024 Equity Incentive Plan is approved by our stockholders at the Annual Meeting, the amendment will become effective immediately upon approval. If the Reverse Stock Split is effected at a subsequent time, the number of shares reserved under the 2024 Plan will be proportionately reduced pursuant to Article 11 of the 2024 Plan at the effective time of the Reverse Stock Split (as defined and described below).

Required Vote

The affirmative vote of the holders of a majority of the shares present and voting, in person or by proxy, is needed to approve the 2024 Equity Incentive Plan.

Your Board of Directors recommends a vote FOR the Sonoma Pharmaceuticals, Inc. 2024 Equity Incentive Plan.

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Proposal No. 6 – Reverse Stock Split

To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, and to authorize the Company’s Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of the Company’s outstanding common stock, $0.0001 par value per share, at a whole number ratio in the range of 1-for-10 to 1-for-20, such ratio to be determined in the sole discretion of the Company’s Board of Directors.

General

Our Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the stockholders to approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, and to authorize our Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of our outstanding common stock, $0.0001 par value per share, at any whole number ratio not less than 1-for-10 (every ten shares would be combined into one) and not greater than 1-for-20 (every twenty shares would be combined into one), with the exact ratio to be set within such range in the discretion of our Board of Directors, or the Reverse Stock Split. The principal effect of the Reverse Stock Split will be to decrease the number of our outstanding shares of common stock, such split to combine a number of outstanding shares of our common stock between six and nine, such number consisting of only whole shares, into one share of common stock based on the Reverse Stock Split ratio selected by our Board of Directors.

Approval of this proposal will grant the Board the authority, without further action by the stockholders, to carry out the amendment to the Restated Certificate of Incorporation, as amended, after the date stockholder approval for the amendment is obtained but before the anniversary of the shareholder approval of the Reverse Stock Split, with the exact timing and Reverse Stock Split ratio within such timeframe to be determined in the sole discretion of the Board and within the range approved by our stockholders. If the Reverse Stock Split is not effectuated before the anniversary of the shareholder approval of the Reverse Stock Split, the Reverse Stock Split cannot be effectuated unless again approved by our stockholders. Upon such action of the Board, the Reverse Stock Split will become effective upon the filing of an amendment to our Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware, or the Certificate of Amendment, whereby each share of common stock outstanding at the effective time of the Reverse Stock Split, will, without any action on the part of the holder thereof, become equal to no less than one-tenth of a share of our common stock and no greater than one-twentieth of a share of our common stock.

The Board of Directors reserves the right, even after stockholder approval, to abandon or postpone the filing of the Certificate of Amendment if the Board of Directors determines that the action is not in the best interests of the Company and our stockholders. If the amendment effecting the Reverse Stock Split proposal subsequently approved by the stockholders is not implemented by the Board of Directors before the anniversary of the shareholder approval of the Reverse Stock Split, the proposal will be deemed abandoned, without any further effect. In that case, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

The amendment to our Restated Certificate of Incorporation, as amended, to effect the Reverse Stock Split will not change the terms of our common stock. After the Reverse Stock Split, the par value of our common stock will remain unchanged at $0.0001 per share and shares of common stock will have the same voting rights and will be identical in all other respects to the common stock currently authorized. Our authorized common stock will not be proportionally decreased in conjunction with the Reverse Stock Split. Each stockholder’s percentage ownership of the new, post-split common stock will not be altered except for the effect of eliminating fractional shares. The common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e−3 under the Exchange Act. Following the Reverse Stock Split, we will continue to have the same number of stockholders and we will still be subject to the periodic reporting requirements of the Exchange Act.

Certain of our officers and directors have an interest in this Reverse Stock Split as a result of their ownership of shares of stock of the Company, as discussed in further detail in the section entitled “Security Ownership of Certain Beneficial Owners” set forth below.

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Effective Date of Reverse Stock Split

The Reverse Stock Split will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware which states that, upon the filing of the Certificate of Amendment, each share of common stock then issued and outstanding would automatically become and be converted into not less than one-tenth and not greater than one-twentieth of a share of common stock, as determined in the sole discretion of our Board of Directors.

The exact date of the Reverse Stock Split will be determined by the Board in its sole discretion, unless the Board abandons the Reverse Stock Split in its sole discretion. If the Reverse Stock Split is not effectuated before the anniversary of the shareholder approval of the Reverse Stock Split, the Reverse Stock Split cannot be effectuated unless again approved by the stockholders.

The text of the form of the Certificate of Amendment relating to this proposal, which we would file with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, is attached to this Proxy Statement as Appendix G.

Background and Reasons for the Reverse Stock Split

The Board recommends the Reverse Stock Split for the following reasons:

•	The Board believes that the Reverse Stock Split is the most effective means of increasing the per-share market price of our common stock in order to maintain our listing on The Nasdaq Capital Market; and

•	The Board believes that a higher per-share market price of our common stock could encourage investor interest in our Company and promote greater liquidity for our stockholders.

Our common stock is listed on The Nasdaq Capital Market under the symbol “SNOA.” We believe our listing on The Nasdaq Capital Market supports and maintains the liquidity of our common stock and company recognition for our stockholders.

In order for our common stock to continue to be quoted on The Nasdaq Capital Market, we must satisfy the continued listing requirements established by The Nasdaq Stock Market LLC. Among other requirements, we are required to maintain a minimum bid price of $1.00 per share for our common stock.

On September 22, 2023, we received a letter from the Listing Qualifications staff from Nasdaq notifying us that, for the last 30 consecutive business days, we failed to comply with Nasdaq Listing Rule 5550(a)(2), which requires us to maintain a minimum bid price of $1.00 per share for our common stock. In accordance with Listing Rule 5810(c)(3)(A), Nasdaq granted us a compliance period of 180 calendar days, or until May 20, 2024, to regain compliance with the Listing Rule. On March 21, 2024, we received a notice that Nasdaq had granted us an additional 180 calendar days, or until September 16, 2024 to regain compliance.

If at any time during this 180-day period the closing bid price of our common stock is at least $1.00 for a minimum of 10 consecutive business days, we will regain compliance with the Listing Rule and Nasdaq will close the matter.

The Board of Directors’ primary objective in proposing the Reverse Stock Split is to increase the per-share market price of our common stock in order to maintain our listing on The Nasdaq Capital Market. Effecting the Reverse Stock Split would reduce our total shares of common stock outstanding, which the Board believes will increase the price per share of our common stock and therefore, better enable us to maintain the listing of our common stock on The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market value of our common stock cannot be predicted with any certainty, and there can be no assurance that the market price per post-split share will either exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The Reverse Stock Split itself does not affect our market value, and the market price of our common stock may also be based on other factors that are unrelated to the number of shares outstanding, including our future performance.

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If we are unable to regain compliance with the Nasdaq Listing Rules, we may be delisted from The Nasdaq Capital Market. If we are delisted and cannot obtain listing or quotation on another major market or exchange, our stock’s liquidity would likely suffer, and we would likely experience reduced investor interest. Such factors may result in a decrease in our stock’s trading price. Delisting from The Nasdaq Capital Market also may restrict us from securing additional financing.

While our stock price could trade above the minimum bid price of $1.00 on its own accord without engaging in the Reverse Stock Split, our Board believes that it is in our best interests and in the interests of our stockholders to seek approval of the proposed amendment to our Restated Certificate of Incorporation, as amended, to effect the Reverse Stock Split in order to increase the likelihood that we regain compliance with the minimum bid price requirement before our stock is delisted from Nasdaq.

Determination of Reverse Stock Split Ratio

The Board of Directors believes that stockholder approval of a range of potential exchange ratios (rather than a single exchange ratio) is in the best interests of our Company and stockholders because it provides the Board of Directors with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. The ratio to be selected by the Board of Directors in its sole discretion will be a whole number ratio not less than 1-for-10 and not more than 1-for-20.

In determining the Reverse Stock Split ratio, the Board of Directors will consider, among other factors:

•	The historical and projected performance of our common stock;

•	Prevailing market conditions;

•	General economic and other related conditions in our industry and in the marketplace;

•	The projected impact of the selected Reverse Stock Split ratio on trading liquidity in our common stock and our ability to maintain the listing of our common stock on The Nasdaq Capital Market;

•	Our capitalization (including the number of shares of our common stock issued and outstanding);

•	The prevailing trading price for our common stock and the volume level thereof; and

•	Potential devaluation of our market capitalization as a result of a Reverse Stock Split.

The purpose of asking for authorization to implement the Reverse Stock Split at a ratio to be determined by our Board of Directors, as opposed to a ratio fixed in advance, is to give the Board of Directors the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Material Effects of the Proposed Reverse Stock Split

The Board believes that the Reverse Stock Split will increase the per-share market price of common stock in order to, among other things, maintain our listing on The Nasdaq Capital Market and generate interest in our Company among investors. The Board cannot predict, however, the effect of the Reverse Stock Split upon the market price for our common stock, and the history of similar reverse stock splits for companies that have effected reverse stock splits is varied. The market price per share of our common stock after the Reverse Stock Split may not rise in proportion to the reduction in the number of shares of common stock outstanding resulting from the Reverse Stock Split, which would reduce our market capitalization. The market price per post-split share may not remain in excess of the $1.00 minimum bid price as required by The Nasdaq Capital Market, or we may not otherwise meet the additional requirements for continued listing on The Nasdaq Capital Market. The market price of our common stock may also be based on our performance and other factors, the effect of which the Board cannot predict.

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The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that the Reverse Stock Split results in any of the stockholders owning a fractional share. In lieu of issuing fractional shares, we will pay in cash the value of each fractional share.

The principal effects of the Reverse Stock Split will be that

(i)	each outstanding share of common stock issued and outstanding will automatically be changed into not less than one-tenth and not greater than one-twentieth of a share of common stock, as determined in the discretion of our Board of Directors;

(ii)	the number of shares of common stock subject to our outstanding options entitling the holders thereof to purchase shares of common stock will be reduced by a factor not less one-tenth and not greater than one-twentieth of common stock, as determined in the discretion of our Board of Directors and any applicable exercise price will be appropriately adjusted, resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the Reverse Stock Split; and

(iii)	the number of shares reserved for issuance pursuant to our stock plans will be reduced by a factor not less than one-tenth and not greater than one-twentieth of a share of common stock, as determined in the discretion of our Board of Directors, of the number of shares currently included in each such plan.

The Reverse Stock Split will not change the terms of our common stock. After the Reverse Stock Split, the par value of our common stock will remain unchanged at $0.0001 per share and shares of common stock will have the same voting rights and will be identical in all other respects to the common stock currently authorized. Our authorized common stock will not be proportionally decreased in conjunction with the Reverse Stock Split. Each stockholder’s percentage ownership of the new common stock will not be altered except for the effect of eliminating fractional shares. The common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e−3 under the Exchange Act. Following the Reverse Stock Split, we will continue to have the same number of stockholders and we will still be subject to the periodic reporting requirements of the Exchange Act.

The Reverse Stock Split would result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Potential Advantages of the Reverse Stock Split

Maintain our Listing on The Nasdaq Capital Market. We believe the delisting of our common stock from The Nasdaq Capital Market would be undesirable for our stockholders and potentially detrimental to our business. If our common stock is delisted from The Nasdaq Capital Market, our common stock would likely be quoted on the OTCQX, OTCQB or OTCBB tier of the OTC Markets. It is the Board’s opinion that these alternative markets have significantly lower trading volume and are much less efficient than The Nasdaq Capital Market. As a result, investors may find it more difficult to trade, or to obtain frequent quotations, as to the market value of our common stock. Trading on other markets can therefore negatively impact the liquidity and marketability of our common stock and our ability to obtain future financing on favorable terms.

We believe that a Reverse Stock Split would result in an increase in the price per share of our common stock, and thereby help us meet the minimum bid price of $1.00 per share for our common stock as required by the Nasdaq Listing Rules. While our stock price could trade above $1.00 on its own accord without engaging in the Reverse Stock Split, our Board believes that it is in our best interests and in the interests of our stockholders to seek approval of the proposed amendment to our Restated Certificate of Incorporation, as amended to effect the Reverse Stock Split in order to increase the likelihood that we regain compliance prior to, and to avoid, delisting from Nasdaq. Even if our common stock’s closing bid price were to satisfy the minimum closing bid price requirements prior to approval of this proposal, we may still effect the Reverse Stock Split if our stockholders approve this proposal and our Board determines that effecting the Reverse Stock Split would be in the best interests of our Company and our stockholders.

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Increase our Common Stock Price to a Level More Appealing for Investors. The Board believes an increase in the stock price of our common stock as a result of the Reverse Stock Split may enhance the appeal of our common stock to the financial community, including institutional investors and the general investing public, and improve our Company’s marketability, thus enhancing our liquidity. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced stock to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid, or are less likely to be followed by institutional securities research firms. We believe that the anticipated increased stock price immediately following and resulting from the Reverse Stock Split may encourage further interest in our common stock.

Facilitate Potential Future Financings. By preserving our listing on The Nasdaq Capital Market, we can continue to consider and pursue future financing options to support our business that would not be likely be available to us if our common stock was not listed on a national exchange. We believe being listed on a national securities exchange, such as The Nasdaq Capital Market, is valued highly by many long-term and institutional investors. A listing on a national securities exchange also has the potential to create better liquidity and reduce volatility for buying and selling shares of our stock, which benefits our current and future stockholders.

Potential Disadvantages of the Reverse Stock Split

The Reverse Stock Split May Not Increase our Stock Price over the Long-Term. As noted above, the principal purpose of the Reverse Stock Split is to increase the per-share market price of our common stock above the $1.00 per share minimum bid price requirement under the Nasdaq Listing Rules. We cannot assure you, however, that the Reverse Stock Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a multiple of the Reverse Stock Split ratio chosen by our Board of Directors in its sole discretion, or result in any permanent or sustained increase in the market price of our stock, which is dependent upon many factors, including our business and financial performance, general market conditions, and prospects for future success. Thus, while our stock price might meet the continued listing requirements for The Nasdaq Capital Market initially, we cannot assure you that it will continue to do so.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. Should the market price of our common stock decline after the Reverse Stock Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Stock Split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share market price does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our stock capitalization, will be reduced. In some cases, the per-share stock price of companies that have effected reverse stock splits subsequently declined back to pre-reverse split levels, and accordingly, we cannot assure you that the total market value of your shares will remain the same after the Reverse Stock Split is effected, or that the Reverse Stock Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Stock Split.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. Although the Board believes that the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split. Our outstanding shares will be reduced by a factor of 1-for-10 to 1-for-20, such ratio to be determined in the sole discretion of our Board of Directors, which may lead to reduced trading and a smaller number of market makers for our common stock.

Dilution to Existing Stockholders, in Case the Company Issues New Shares of Common Stock. Although the Reverse Stock Split will not in itself cause dilution to our existing stockholders, the number of authorized shares the Company will be authorized to issue will not be decreased proportionally. Thus, should the Company decide to issue new shares of common stock in the future to raise capital, existing stockholders’ ownership will be diluted.

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Potential Consequences that the Reverse Stock Split Will Fail to Achieve the Desired Effects

Stockholders should note that the effect of the Reverse Stock Split upon the market price of our common stock cannot be accurately predicted. In particular, we cannot assure you of the per-share market price for shares of our common stock after the Reverse Stock Split. Furthermore, we cannot assure you that the market price of our common stock immediately after the proposed Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our common stock or, alternatively, that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price. While we expect the Reverse Stock Split to be sufficient to prevent Nasdaq from delisting our common stock, it is possible that, even if the Reverse Stock Split results in a bid price for our common stock that exceeds the minimum requirement of $1.00 per share, we may not be able to continue to satisfy the additional criteria for continued listing of our common stock on The Nasdaq Capital Market.

We would also need to satisfy additional criteria to continue to have our common stock eligible for continued listing on The Nasdaq Capital Market. These criteria require, in addition to the requirement of the minimum bid price of $1.00 per share for our common stock, require us to maintain:

•	Stockholders’ equity of at least $2.5 million or a market value of listed securities of $35 million, or net income from continuing operations (in the latest fiscal year or in 2 of the last 3 fiscal years) of $500,000;
•	At least 500,000 publicly held shares (publicly held shares defined under Nasdaq’s rules as the shares not held directly or indirectly by an officer, director or any person who is the beneficial owner of more than 10% of our total outstanding shares);
•	At least a $1 million market value of publicly held shares;
•	At least 300 public holders of our common stock;
•	At least two registered and active market makers for our common stock; and
•	Compliance with certain corporate governance requirements.

We believe that we satisfy all of these other continued listing requirements of The Nasdaq Capital Market as of the mailing date of this Proxy Statement. However, we cannot assure you that we will be successful in continuing to meet all requisite continued listing criteria.

We believe that the Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by our stockholders, and if at such time the Board determines it is in the best interests of our Company and our stockholders to effect the Reverse Stock Split, the Board will determine the whole number ratio, within the range approved by our stockholders, of the Reverse Stock Split to be implemented. We will file the Certificate of Amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors deems appropriate to effect the Reverse Stock Split. The Board of Directors may delay effecting the Reverse Stock Split without re-soliciting stockholder approval. The Reverse Stock Split would become effective at such time as the Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Amendment, all of our existing common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the effective date of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. Computershare, our transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split ratio. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

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Fractional Shares

We will not issue fractional certificates for post-split shares in connection with the Reverse Stock Split. In lieu of issuing fractional shares, we will pay in cash the value of each fractional share.

Discretionary Authority of the Board to Abandon the Reverse Stock Split

If the proposed Reverse Stock Split is approved by our stockholders at the Annual Meeting, our Board of Directors may, in its sole discretion, at any time prior to the anniversary of the shareholder approval of the Reverse Stock Split, authorize a reverse stock split at a whole number ratio not less than 1-for-10 and not greater than 1-for-20, with the exact ratio to be set within such range in the discretion of our Board of Directors, and file the Certificate of Amendment with the Secretary of State of the State of Delaware. The Board reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the Certificate of Amendment, even if the Reverse Stock Split has been authorized by our stockholders at the Annual Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If the stockholders approve the Reverse Stock Split, the Board will be authorized to proceed with the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split, the Board will consider a number of factors, including market conditions, existing and expected trading prices of our common stock, the Nasdaq Capital Market listing requirements, our additional funding requirements, and the amount of our authorized but unissued common stock.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following discussion describes the material United States Federal income tax consequences to “U.S. holders” (as defined below) of our common stock relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the Reverse Stock Split. The following discussion is for informational purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our common stock that is for United States Federal income tax purposes:

•	An individual citizen or resident of the United States;

•	A corporation (or other entity treated as a corporation for United States Federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia;

•	An estate with income subject to United States Federal income tax regardless of its source; or

•	A trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

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This discussion assumes that a U.S. holder holds our common stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular stockholder of our Company or to stockholders of our Company that are subject to special treatment under United States Federal income tax laws including, but not limited to, banks, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the United States, or stockholders holding their shares of our common stock as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated transaction. This discussion also does not address the tax consequences to our Company, or to stockholders that own 5% or more of our common stock, are affiliates of our Company, or are not U.S. holders. In addition, this discussion does not address other United States Federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the Reverse Stock Split under state, local, or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the Reverse Stock Split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership (or other entity treated as a partnership for United States Federal income tax purposes) is a Company stockholder, the tax treatment of a partner in the partnership, or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States Federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the Reverse Stock Split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code, with the following consequences:

•	A U.S. holder will not recognize any gain or loss as a result of the Reverse Stock Split, except to the extent of any cash received in lieu of a fractional share as described below (which fractional share will be treated as received and then exchanged for cash).

•	A U.S. holder’s aggregate tax basis in the U.S. holder’s post-split shares, including any fractional share treated as received and then exchanged for cash, will be equal to the aggregate tax basis in the U.S. holder’s pre-split shares exchanged therefor.

•	A U.S. holder’s holding period for the post-split shares will include the period during which such stockholder held the pre-split shares surrendered in the Reverse Stock Split.

A U.S. holder who receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for our common stock surrendered exceeded one year at the time the Reverse Stock Split becomes effective. The deductibility of net capital losses by individuals and corporations is subject to limitations.

U.S. Information Reporting and Backup Withholding. Information returns generally will be required to be filed with the Internal Revenue Service with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split in the case of certain U.S. holders. In addition, U.S. holders may be subject to a backup withholding tax on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

No Dissenter’s Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to dissenter’s rights with respect to the proposed amendment to our Restated Certificate of Incorporation, as amended, to effect the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.

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Required Vote

The affirmative vote of the majority of votes cast at the Annual Meeting is needed to approve the Reverse Stock Split proposal. Abstentions will have no effect on this proposal. Because the Reverse Stock Split proposal is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this Proposal. Thus, if you are a beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on this proposal, your broker may cast a vote on your behalf for this proposal.

Voting Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the proposal to approve an amendment to our Restated Certificate of Incorporation, as amended, and to authorize our Board of Directors to effect a reverse stock split of our outstanding common stock, $0.0001 par value per share, at a whole number ratio in the range of 1-for-10 to 1-for-20, such ratio to be determined in the discretion of our Board of Directors, and to authorize our Board of Directors to file such amendment, if in their judgment it is necessary, that would effect the foregoing.

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Audit Matters

Report of the Audit Committee

The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is available on our website at http://ir.sonomapharma.com/governance.cfm. All members of the Audit Committee meet the independence standards established by the Nasdaq Listing Rules. Mr. McLaughlin, the Chair of the Audit Committee, meets the SEC standard for “audit committee financial expert.”

The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management’s implementation of Sonoma’s financial reporting process. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess the Company’s internal control over financial reporting. Management is responsible for the financial statements and the reporting process, including the system of internal control over financial reporting and disclosure controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the 2024 Annual Report with Sonoma’s management and the independent registered public accounting firm.

The Audit Committee met privately with the independent registered public accounting firm, and discussed issues deemed significant by the independent registered public accounting firm, including the matters required to be discussed by the applicable requirements of the PCAOB, or the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence from Sonoma and its management.

The Audit Committee has discussed with Sonoma’s independent registered public accounting firm, with and without management present, their evaluations of Sonoma’s internal control over financial reporting and the overall quality of Sonoma’s financial reporting.

In reliance on the reviews and discussion with management and the independent registered public accounting firm referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, the inclusion of the audited financial statements in Sonoma’s Annual Report on Form 10-K for the year ended March 31, 2024, for filing with the SEC. The Audit Committee has appointed Frazier & Deeter, LLC to serve as Sonoma’s independent registered public accounting firm for the fiscal year ending March 31, 2025.

Audit Committee

Jerry McLaughlin, Chair

Jay Birnbaum

Philippe Weigerstorfer

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Proposal No. 7 – Ratification of the Appointment of Frazier & Deeter, LLC

The Audit Committee has appointed Frazier & Deeter, LLC as our independent registered public accounting firm for the fiscal year ending March 31, 2025. The Audit Committee appointed Frazier & Deeter, LLC as our independent registered accounting firm for fiscal year ended March 31, 2024, and such appointment was ratified by our stockholders at our 2023 Annual Meeting on September 28, 2023. We do not expect representatives from Frazier & Deeter, LLC to be present at the 2024 Annual Meeting. Although stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Frazier & Deeter, LLC to our stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accountant Fees and Services

Frazier & Deeter, LLC has audited our financial statements since July 5, 2021. Aggregate fees for professional services provided to us by Frazier & Deeter, LLC for the years ended March 31, 2024 and 2023, were as follows:

	Years Ended March 31,
	2024	2023
Audit Fees	$327,033	$288,200
Audit-Related Fees	35,000	17,000
Tax Fees	20,242	75,485
All Other Fees	-	-
Total	$382,275	$380,685

Audit fees. The aggregate fees billed for the years ended March 31, 2024 and 2023, for professional services rendered by our principal independent registered public accounting firm were for the audit of our annual financial statements, the review of our quarterly financial information filed on Form 10-Q, and the review of our registration statements.

Audit-related fees. Audit-Related Fees means the aggregate fees paid and payable for the last fiscal year for assurance and related services by the issuer's external auditor that are reasonably related to the performance of the audit or review of the issuer's financial statements and are not reported above.

Tax fees. Tax fees were principally for services related to tax compliance and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. All of the services provided during fiscal year 2024 were pre-approved. During the approval process, the Audit Committee considered the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees were deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC. Throughout the year, the Audit Committee will review any revisions to the estimates of audit fees initially estimated for the current year’s engagement.

Required Vote

Ratification of the appointment of Frazier & Deeter, LLC requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. In the event ratification is not obtained, the Audit Committee will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm.

Your Board of Directors recommends a vote FOR the ratification of Frazier & Deeter, LLC as our independent registered public accounting firm for the fiscal year ending March 31, 2025.

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Proposal No. 8 – Adjournment to Solicit Additional Proxies

A proposal will be submitted to the stockholders at the Annual Meeting to approve the adjournment of the Annual Meeting to establish a quorum or to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve the proposals. Any adjournment of the Annual Meeting may be made without notice, other than by an announcement made at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of establishing a quorum or soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting is required for approval of this proposal.

Your Board of Directors recommends a vote FOR the approval of the adjournment of the Annual Meeting to establish a quorum or to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed calendar years. In determining the “compensation actually paid” to our Named Executive Officers, or NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table.

Pay Versus Performance Table

The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for fiscal years 2024, 2023 and 2022. Note that for our Named Executive Officers other than our principal executive officer, compensation is reported as an average.

Year	Summary Compensation Table Total for PEO($)(1)(2)	Compensation Actually Paid to PEO ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(1)(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(1)(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(5)	Net Loss (in thousands) ($)(6)
2024	726,543	697,361	483,063	468,238	$2	4,835
2023	559,939	509,832	299,230	239,760	$13	5,151
2022	643,000	470,876	491,000	318,876	$54	5,086

(1)	During fiscal years 2024, 2023 and 2022 the principal executive officer, or PEO, was Amy Trombly. During fiscal year 2023, the non-PEO NEOs were Mr. Dvonch, Mr. Thornton and Chad White, our former Chief Financial Officer. Mr. White served as our Interim Chief Financial Officer from October 3, 2022 to November 18, 2022 and as our Chief Financial Officer from November 18, 2022 to April 7, 2023. Mr. Dvonch served as our Chief Financial Officer from September 8, 2020 to November 18, 2022, as our Interim Chief Financial Officer from April 7, 2023 to February 7, 2024, and currently serves as our Chief Financial Officer. During fiscal year 2022 and 2024, the non-PEO NEOs were Mr. Dvonch and Mr. Thornton.
(2)	The dollar amounts reported are the amounts of total compensation reported for Ms. Trombly and the average total compensation reported for Non-PEO Named Executive Officers for the applicable fiscal year in the “Total” column of the Summary Compensation Table (SCT).
(3)	The following table sets forth the adjustments made to the SCT total for each year represented in the pay versus performance table to arrive at “compensation actually paid” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K:

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	2024	2023	2022
SCT Total for PEO	$726,543	$559,939	$643,000
Less: Amount reported under the “Stock Awards” and “Option Awards” columns in the SCT	$117,725	$35,751	$121,000
Add: Fair value as of fiscal year-end of awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year	$8,202	$33,414	$22,771
Add: Change in fair value as of fiscal year-end, compared to prior fiscal year-end, of awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year	$(26,706)	$(19,190)	$(51,327)
Add: Fair value as of vest date of awards granted and vested in the fiscal year	$109,053	$–	$–
Add: Change in fair value as of vesting date, compared to prior fiscal year-end, of awards granted in any prior fiscal year for which all vesting conditions were satisfied at fiscal year-end or during the fiscal year	$(2,006)	$(28,580)	$(22,568)
Less: Forfeitures during fiscal year equal to prior fiscal year-end value	$–	$–	$–
Total Adjustments	$(29,182)	$(50,107)	$(172,124)
Compensation Actually Paid to PEO	$697,361	$509,832	$470,876

(4)	The following table sets forth the adjustments made to the SCT total for each year represented in the pay versus performance table to arrive at “compensation actually paid” to our non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K:

	2024	2023	2022
Average SCT Total for Non-PEO NEOs	$483,063	$299,230	$491,000
Less: Amount reported under the “Stock Awards” and “Option Awards” columns in the SCT	$78,199	$26,900	$121,000
Add: Fair value as of fiscal year-end of awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year	$8,202	$15,138	$22,771
Add: Fair value as of vest date of awards granted and vested in the fiscal year	$69,527	$–	$–
Add: Change in fair value as of fiscal year-end, compared to prior fiscal year-end, of awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year	$(13,352)	$(12,794)	$(51,327)
Less: Forfeitures during fiscal year equal to prior fiscal year-end value	$–	$–	$–
Add: Change in fair value as of vesting date, compared to prior fiscal year-end, of awards granted in any prior fiscal year for which all vesting conditions were satisfied at fiscal year-end or during the fiscal year	$(1,003)	$(34,914)	$(22,568)
Total Adjustments	$(14,825)	$(59,470)	$(172,124)
Average Compensation Actually Paid to Non-PEO NEOs*	$468,238	$239,760	$318,876

(5)	The amounts reported represent the measurement period value of an investment of $100 in our stock on March 31, 2021 (the last trading day before the 2021 fiscal year), and then valued again on each of March 31, 2022 (the last trading day of the 2022 fiscal year), March 31, 2023 (the last trading day of the 2023 fiscal year), and March 28, 2024 (the last trading day of the 2024 fiscal year) based on the closing price per share of the Company’s common stock as of such dates and assuming the reinvestment of dividends.
(6)	The amounts reported represent net loss for the applicable fiscal year calculated in accordance with generally accepted accounting principles in the United States.
(7)	Net Loss: The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

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* The valuation assumptions for stock option awards included in Compensation Actually Paid are: (i) the expected life of each stock option, which is determined using the “simplified method” and which takes into account the average of the remaining vesting period and remaining term as of the vest or fiscal year end date; (ii) the exercise price and the asset price, which are based on the closing price of our Common Stock traded on the Nasdaq on the vest and fiscal year end date, respectively; (iii) the risk-free rate, which is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest or fiscal year end date; (iv) historical volatility, which is based on the daily price history for our Common stock for each expected life period prior to each vest or fiscal year end date; and (v) the annual dividend yield, which was zero.

Relationship Between Compensation Actually Paid Amounts and Performance Measures

The charts below show, for the past two years, the relationship of the PEO and the other non-PEO NEOs compensation “actually paid” and (i) the Company’s Total Shareholder Return (TSR) and (ii) the Company’s net loss. While the Compensation Committee makes executive compensation decisions in consideration of a variety of factors, including corporate and individual performance, the decisions of the Compensation Committee and Board of Directors in 2023 and 2022 were made independently of these disclosure requirements.

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Share Ownership

Equity Compensation Plan Information

Pursuant to Item 201(d) of Regulation S-K, “Securities Authorized for Issuance Under Equity Compensation Plans,” we are providing the following information summarizing information about our equity compensation plans as of March 31, 2024. All share numbers and per share data have been adjusted to reflect a 1-for-7 reverse stock split, effective April 1, 2013, a 1-for-5 reverse stock split, effective June 24, 2016 and a 1-for-9 reverse stock split, effective June 19, 2019.

Plan Category	Number of Securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price of outstanding options and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
2006 Plan	183	$120.60	0
2011 Plan	81,336	$11.52	0
2016 Plan	328,733	$2.57	1,467
2021 Plan	622,747	$1.29	124,089
Equity compensation plans not approved by security holders	--	--	--
Total	1,032,999		125,556

Our Sonoma Pharmaceuticals, Inc. Amended and Restated 2006 Stock Incentive Plan expired according to its terms on August 25, 2016. No further grants will be made under the 2006 Stock Incentive Plan. Options issued under the expired 2006 Stock Incentive Plan remain in effect according to the terms set on the day each option was issued.

Our Sonoma Pharmaceuticals, Inc. 2011 Stock Incentive Plan expired according to its terms. No further grants will be made under the 2011 Equity Incentive Plan. Options issued under the expired 2006 Stock Incentive Plan remain in effect according to the terms set on the day each option was issued.

Our Sonoma Pharmaceuticals, Inc. 2016 and 2021 Equity Incentive Plans were adopted with the approval of our stockholders, and we have previously provided the material terms of such plans.

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information as of June 21, 2024, as to shares of our common stock beneficially owned by: (1) stockholders known to us who own more than 5%, (2) each of our Named Executive Officers listed in the Summary Compensation Table, (3) each of our current directors, and (4) all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

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In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable upon vesting. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. All share numbers have been adjusted to reflect a 1-for-7 reverse stock split, effective April 1, 2013, a 1-for-5 reverse stock split, effective June 24, 2016 and a 1-for-9 reverse stock split, effective June 19, 2019.

Officers and Directors

Name and address of beneficial owner (1)	Nature of beneficial ownership	Amount of Beneficial Ownership			Percent of Shares Beneficially Owned (3)
		Shares Owned	Shares – Includes all Rights to Acquire (2)	Total
Amy Trombly (4)	Chief Executive Officer	153,586	86,981	240,567	1.3%
Jerry Dvonch (5)	Chief Financial Officer	84,595	57,777	142,372	*
Bruce Thornton (7)	Executive Vice President and Chief Operating Officer	154,411	87,097	241,508	1.3%
Jerry McLaughlin (8)	Lead Independent Director	5,414	38,049	41,463	*
Philippe Weigerstorfer (9)	Director	--	39,166	39,166	*
Jay Birnbaum (10)	Director	5,739	37,650	43,389	*
All directors and executive officers as a group (6 persons)		403,745	346,720	750,465	3.9%

*Indicates ownership of less than 1.0%

(1)	Unless otherwise stated, the address of each beneficial owner listed in the table is c/o Sonoma Pharmaceuticals, Inc., 5445 Conestoga Court, Suite 150, Boulder, CO 80301.
(2)	Represents shares subject to outstanding stock options and warrants currently exercisable or exercisable within 60 days.
(3)	We had a total shares of common stock issued and outstanding of 19,004,393 on June 21, 2024.
(4)	Ms. Trombly has been our Chief Executive Officer since September 27, 2019. She beneficially owns 153,586 shares of common stock and 86,981 shares of common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days.
(5)	Mr. Dvonch served as our Chief Financial Officer from September 8, 2020 to November 18, 2022, as our Interim Chief Financial Officer from April 7, 2023 to February 7, 2024, and currently serves as our Chief Financial Officer. He beneficially owns 84,595 shares of common stock, and 57,777 shares of common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days.
(7)	Mr. Thornton is our Executive Vice President and Chief Operating Officer. He beneficially owns 154,411 shares of common stock and 87,097 shares of common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days.
(8)	Mr. McLaughlin is a member of our Board of Directors and was appointed as Lead Independent Director on March 26, 2014. He beneficially owns 5,414 shares of common stock and 38,049 shares of common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days.
(9)	Mr. Weigerstorfer is a member of our Board of Directors. He beneficially owns 2,500 shares of common stock, yet to be issued and 36,666 shares of common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days.
(10)	Dr. Birnbaum is a member of our Board of Directors. He beneficially owns 5,739 shares of common stock and 35,650 shares of common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days.

As of March 31, 2024, there are no arrangements among our beneficial owners, known to management, which may result in a change of control of our Company.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4, and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4, and 5 they file. Based solely on a review of copies of such reports furnished to us by our officers and directors, we believe that, during the fiscal year ended March 31, 2024, no person required to file reports under Section 16(a) of the Securities Exchange Act of 1934 failed to file such reports on a timely basis during such fiscal year.

Forward-Looking Statements Disclaimer

Forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to the risks described in our Annual Report on Form 10-K available at www.sec.gov. The words “may,” “will,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “aim,” “seek,” “should,” “likely,” and similar expressions as they relate to us or our management are intended to identify these forward-looking statements. All statements by us regarding our expected financial position, revenues, cash flows and other operating results, business strategy, and similar matters are forward looking statements. Our expectations expressed or implied in these forward-looking statements may not turn out to be correct. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date as of which such statement was made.

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General Information

Below you will find general information on Stockholder Proposals, “Householding” of Proxy Materials, and more specific instructions on how to vote, which can be found on your proxy voting card.

Stockholder Proposals and Additional Information

There are no stockholder proposals for the 2024 Annual Meeting. If you would like information on submitting a stockholder proposal to be included in the proxy and Annual Meeting, please refer to the information below.

How do I submit a Stockholder Proposal to be

Included in the Proxy Statement?

You must submit your proposal to our Secretary no later than 120 calendar days before the anniversary of our 2024 Annual Proxy Statement publication. This is to comply with Rule 14a-8 under the 1934 Act.

What if the date of the 2025 Annual Meeting is significantly different?

If the date of the Annual Meeting is changed by more than 30 days, the proposal must be submitted to our Secretary by the close of business on the later of:

       •     90 days prior to the Annual Meeting, or

       •     7 days following the first public announcement of the Annual Meeting date.

Who Presents the Proposal at the Meeting?

The Stockholder proponent, or a representative who is qualified under state law, must appear in person at the Annual Meeting of Stockholders to present the proposal.

How Should I Send my Proposal?

Please send your proposal to our Secretary at:

Sonoma Pharmaceuticals, Inc.
5445 Conestoga Court, Suite 150
Boulder, Colorado 80301

We strongly suggest that proposals are sent by Certified Mail – Return Receipt Requested.

What Must be Included in My Notice that I send to the Secretary?

1.	A brief description of the proposed business
2.	The text of the proposal
3.	Reasons for conducting the business at the meeting
4.	Name and address (as they appear on our books) of the stockholder proposing such business
5.	The beneficial owner (if any) on whose behalf the proposal is made
6.	Any material interest of the stockholder in such business
7.	Any other information required by proxy proposal submission rules of the SEC

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as ‘‘householding,’’ potentially provides extra convenience for stockholders and cost savings for us. Under this procedure, multiple stockholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

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If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of proxy materials, which will typically be mailed in August of each year, by notifying us in writing at: Secretary, Sonoma Pharmaceuticals, Inc., 5445 Conestoga Court, Boulder, Colorado 80301, or by contacting us at (800) 759-9305. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (800) 759-9305, and we will undertake to deliver such additional copies promptly. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.

Other Matters

Your Board of Directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the 2024 Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors.

Bruce Thornton

Executive Vice President, Chief Operating Officer and Corporate Secretary

Boulder, Colorado

July 1, 2024

Our 2024 Annual Report on Form 10-K as filed with the SEC on June 17, 2024, including the financial statements, are available at www.envisionreports.com/SNOA and our Company website at www.ir.sonomapharma.com/financial-information. We will provide copies of our Proxy Statement and our 2024 Annual Report free of charge upon request. We will also provide copies of exhibits to our 2024 Annual Report, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such requests in writing to Secretary, Sonoma Pharmaceuticals, Inc., 5445 Conestoga Court, Suite 150, Boulder, Colorado 80301. The request must include a representation by the stockholder that as of June 21, 2024, the stockholder was entitled to vote at the 2024 Annual Meeting.

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Thank you for being a shareowner of

Sonoma Pharmaceuticals, Inc.

Learn more at http://sonomapharma.com

Our 2024 Proxy Statement	Our 2024 Annual Report	Our Company Website	Our Nasdaq Listing

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Appendix A

Proxy Card

Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X. 01 - Philippe Weigerstorfer For Withhold For Withhold 1 U P X 02 - Amy Trombly For Against Abstain Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 040OSC + + Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 - 8. A 1. Election of Directors: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T 2024 Annual Meeting Proxy Card 1234 5678 9012 345 4. To approve an amendment to our Restated Certificate of Incorporation, as amended, increasing the number of authorized shares of common stock, $0.0001 par value per share, from 24,000,000 to 50,000,000 6. To approve an amendment to our Restated Certificate of Incorporation, as amended, and authorize the Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of our outstanding common stock at a whole number ratio in the range of 1 - for - 10 to 1 - for - 20 8 . To authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals 2. To approve, on an advisory basis, the compensation of our Named Executive Officers for the year ended March 31, 2024 3. To authorize the reincorporation of the Company from the State of Delaware to the State of Nevada 5. To approve the Sonoma Pharmaceuticals, Inc. 2024 Equity Incentive Plan 7. To ratify the appointment of Frazier & Deeter, LLC as our independent auditors for the fiscal year ending March 31, 2025 For Against Abstain MMMMMMMMM 6 2 0 0 1 6 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMMMMMMM MMMMMMMMMMMMMM MMMMMM If no electronic voting, delete QR code and control # Δ ≈ 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Online Go to http://www.envisionreports.com/SNOA or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1 - 800 - 652 - VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at http://www.envisionreports.com/SNOA Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 1:00 am, MDT, on August 14, 2024.

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Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at http://www.envisionreports.com/SNOA Notice of 2024 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — August 14, 2024 Amy Trombly, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Sonoma Pharmaceuticals, Inc . to be held on August 14 , 2024 or at any postponement or adjournment thereof . Shares represented by this proxy will be voted by the stockholder . If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 through 8 . In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting . (Items to be voted appear on reverse side) Sonoma Pharmaceuticals, Inc. T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T Change of Address — Please print new address below. Comments — Please print your comments below. Non - Voting Items C + + 2024 Annual Meeting Admission Ticket 2024 Annual Meeting of Sonoma Pharmaceuticals, Inc. Shareholders Wednesday, August 14, 2024, 2:00 P.M. local time Offices of Sonoma Pharmaceuticals, Inc. 5445 Conestoga Court, Unit 150, Boulder, CO 80301 Upon arrival, please present this admission ticket and photo identification at the registration desk.

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Appendix B

SONOMA PHARMACEUTICALS, INC.

PLAN OF CONVERSION

This Plan of Conversion (this “Plan”) sets forth certain terms of the conversion of Sonoma Pharmaceuticals, Inc., a Delaware corporation (the “Delaware Corporation”), to a Nevada corporation (the “Nevada Corporation”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and the Nevada Revised Statutes (as amended, the “NRS”).

WITNESSETH:

WHEREAS, the Delaware Corporation was incorporated on November 20, 2006;

WHEREAS, upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and Section 92A.105 of the NRS, the Delaware Corporation will be converted to a Nevada Corporation;

WHEREAS, the board of directors of the Delaware Corporation (the “Board”) has unanimously (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Delaware Corporation and its stockholders and (ii) approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion (as each is defined below);

WHEREAS, the stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion; and

WHEREAS, in connection with the Conversion, at the Effective Time (as hereinafter defined), each share of Common stock, par value $0.0001 per share (the “Delaware Common Stock”), of the Delaware Corporation issued and outstanding immediately prior to the Effective Time shall be cancelled and converted into one share of Common stock, par value $0.0001 per share (the “Nevada Common Stock”), of the Nevada Corporation.

The mode of carrying out the Conversion into effect shall be as described in this Plan.

ARTICLE I

THE CONVERSION

1.1  Conversion.   At the Effective Time (as hereinafter defined), the Delaware Corporation will be converted to the Nevada Corporation, pursuant to, and in accordance with, Section 266 of the DGCL and Section 92A.105 of the NRS (the “Conversion”), whereupon the Delaware Corporation will continue its existence in the organizational form of the Nevada Corporation, which will be subject to the laws of the State of Nevada. The Board and the stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion.

1.2   Certificate of Conversion.   The Delaware Corporation shall file a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and shall file articles of conversion meeting the requirements of Section 92A.205 of the NRS (the “Nevada Articles of Conversion”) with the Secretary of State of the State of Nevada, and the Delaware Corporation or the Nevada Corporation, as applicable, shall make all other filings or recordings required by the DGCL or the NRS in connection with the Conversion.

1.3   Effective Time.   The Conversion will become effective upon the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State and the Nevada Articles of Conversion filed with the Nevada Secretary of State or at such later time as specified in the Delaware Certificate of Conversion and the Nevada Articles of Conversion (the “Effective Time”).

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ARTICLE II

ORGANIZATION

2.1   Nevada Governing Documents.   At the Effective Time, the Articles of Incorporation and Bylaws of the Nevada Corporation, in the form attached hereto as Exhibits C and D (the “Nevada Governing Documents”), shall govern the Nevada Corporation until amended and/or restated in accordance with the Nevada Governing Documents and applicable law.

2.2   Directors and Officers.   From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, the members of the Board and the officers of the Delaware Corporation holding their respective offices in the Delaware Corporation existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Nevada Corporation.

ARTICLE III

EFFECT OF THE CONVERSION

3.1   Effect of Conversion.   At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the NRS. Without limitation of the foregoing, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Delaware Corporation, and all property, real, personal and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in Nevada Corporation and shall be the property of the Nevada Corporation, and all debts, liabilities and duties of the Delaware Corporation shall remain attached to the Nevada Corporation, and may be enforced against the Nevada Corporation to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Nevada Corporation.

3.2   Conversion of Shares.   At the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or the stockholders, each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and converted into one share of Nevada Common Stock.

ARTICLE IV

MISCELLANEOUS

4.1   Abandonment or Amendment.   At any time prior to the filing of the Certificate of Conversion with the Delaware Secretary of State, the Board may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan.

4.2   Captions.   The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.

4.3   Tax Reporting.   The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

4.4   Governing Law.   This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

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Appendix C

ARTICLES OF INCORPORATION

OF

SONOMA PHARMACEUTICALS, INC.

ARTICLE I

The name of the corporation is Sonoma Pharmaceuticals, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Nevada is [ ], in the city of [ ], County of [ ], Nevada [ ]. The name of its registered agent at such address is [ ].

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which a corporation may be organized under the Nevada Revised Statutes, as amended from time to time (the “NRS”).

ARTICLE IV

A.	Authorized Stock. The Corporation is authorized to issue two classes of stock to be designated respectively Preferred Stock (“Preferred Stock”) and Common Stock (“Common Stock”). Effective at 5:00 p.m. Eastern Time on September 13, 2018, the total number of shares of all classes of capital stock the Corporation shall have authority to issue is twenty-four million seven hundred fourteen thousand two hundred eighty-six (24,714,286). The total number of shares of Preferred Stock the Corporation shall have the authority to issue is seven hundred fourteen thousand two hundred eighty-six (714,286). The total number of shares of Common Stock the Corporation shall have the authority to issue is twenty-four million (24,000,000). The Preferred Stock and the Common Stock each shall have a par value of one one-hundredth of one cent ($0.0001) per share. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of Preferred Stock, or of any series thereof, unless a vote of any such holders of Preferred Stock is required pursuant to the provisions established by the Board of Directors of the Corporation (the “Board of Directors”) in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in this Restated Certificate of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.

B.	Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, as determined by the Board of Directors. The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences, and relative participating, optional, or other special rights of the shares of such series and the qualifications, limitations, or restrictions thereof. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

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C.	Common Stock.

1.	Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions, of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

2.	Voting Rights. Except as otherwise required by law or this Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.

3.	Dividends. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

4.	Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Restated Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

ARTICLE V

A.	Number of Directors. The authorized number of directors of the Corporation shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors at any regular or special meeting of such Board of Directors, within any limits prescribed in the bylaws of the Corporation.

B.	Classes of Directors. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director such term shall extend until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. The initial term of office of directors of Class I shall expire at the annual meeting of stockholders in 2027, the initial term of office of directors of Class II shall expire at the annual meeting of stockholders in 2028 and the initial term of office of directors of Class III shall expire at the annual meeting of stockholders in 2029. At each annual meeting of stockholders a number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

At each annual election, directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless by reason of any intervening changes in the authorized number of directors, the Board of Directors shall designate one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of directors among the classes.

Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which such director is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. If any newly created directorship may, consistently with the rule that the three classes shall be as nearly equal in number of directors as possible, be allocated to either class, the Board of Directors shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

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C.	Vacancies. Except as otherwise provided for or fixed pursuant to the provisions of Article IV of this Restated Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect directors, and subject to the provisions hereof, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or another cause may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or in which the vacancy occurred, and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity. Subject to the provisions of this Restated Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada:

A.	The Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation; provided, however, that the bylaws may only be amended in accordance with the provisions thereof.

B.	Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

C.	The books of the Corporation may be kept at such place within or without the State of Nevada as the bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors.

ARTICLE VII

A.	Power of Stockholders to Act by Written Consent. No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

B.	Special Meetings of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board or the Chief Executive Officer of the Corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors.

ARTICLE VIII

A.	Limitation on Liability. To the fullest extent permitted by the NRS, as the same exists or as may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty.

B.	Indemnification. Each person who is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified and advanced expenses by the Corporation, in accordance with the bylaws of the Corporation, to the fullest extent authorized by the NRS, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereinafter in effect. The right to indemnification and advancement of expenses hereunder shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

C.	Insurance. The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the NRS.

D.	Repeal and Modification. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

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ARTICLE IX

Notwithstanding any other provision of this Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this Article IX, or any provision of Articles VII or VIII.

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Appendix D

BYLAWS

OF

SONOMA PHARMACEUTICALS, INC.

(a Nevada corporation)

TABLE OF CONTENTS

(continued)

BYLAWS

OF

SONOMA PHARMACEUTICALS, INC.

(a Nevada corporation)

ARTICLE 1

Offices

1.1 Registered Office. The registered office of the corporation shall be set forth in the articles of incorporation of the corporation.

1.2 Other Offices. The corporation may also have offices at such other places, either within or without the State of Nevada, as the Board of Directors of the corporation (the “Board”) may from time to time designate or the business of the corporation may require.

ARTICLE 2

Meeting of Stockholders

2.1 Place of Meeting. Meetings of stockholders may be held at such place, either within or without of the State of Nevada, as may be designated by or in the manner provided in these bylaws, or, if not so designated, at the registered office of the corporation or the principal executive offices of the corporation.

2.2 Annual Meeting. Annual meetings of stockholders shall be held each year at such date and time as shall be designated from time to time by the Board or the Chief Executive Officer and stated in the notice of the meeting. At each such annual meeting, the stockholders shall elect by a plurality vote the number of directors equal to the number of directors of the class whose term expires at such meeting (or, if fewer, the number of directors properly nominated and qualified for election) to hold office until the third succeeding annual meeting of stockholders after their election. The stockholders shall also transact such other business as may properly be brought before the meeting.

To be properly brought before the annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board or the Chief Executive Officer, (b) otherwise properly brought before the meeting by or at the direction of the Board or the Chief Executive Officer, or (c) otherwise properly brought before the meeting by a stockholder of record. A motion related to business proposed to be brought before any stockholders’ meeting may be made by any stockholder entitled to vote if the business proposed is otherwise proper to be brought before the meeting. However, any such stockholder may propose business to be brought before a meeting only if such stockholder has, in accordance with the provisions of Section 2.3, given timely notice to the Secretary of the corporation in proper written form of the stockholder’s intent to propose such business.

2.3 Stockholder Proposals.

(a) Stockholder Proposals Relating to Nominations for and Election of Directors.

(i) Nominations by a stockholder of candidates for election to the Board by stockholders at any meeting of stockholders may be made only if the stockholder complies with the procedures set forth in this Section 2.3(a), and any candidate proposed by a stockholder not nominated in accordance with such provisions shall not be considered or acted upon for execution at such meeting of stockholders. A proposal by a stockholder for the nomination of a candidate for election by stockholders as a director at any meeting of stockholders at which directors are to be elected may be made only by notice in writing, delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, within the time limits specified in Section 2.3(c).

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(ii) A stockholder’s notice to the Secretary shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director: (I) the name, age, business address and, if known, residence address of each such person, (II) the principal occupation or employment of each such person for the past five years, (III) the class, series and number of shares of the corporation that are beneficially owned and of record by each such person and beneficial owner, and the earliest date of acquisition of any such capital stock, (IV) a description of any arrangement or understanding between each such person and the stockholder making such nomination with respect to such person’s proposal for nomination and election as a director and actions to be proposed or taken by such person if elected a director, (V) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (VI) any other information that would be required to be provided by the stockholder pursuant to the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the “1934 Act”) in such stockholder’s capacity as a proponent of a stockholder proposal if proxies were to be solicited for the election as a director of each person whom the stockholder proposes; and (B) as to the stockholder giving notice, (I) the name and record address of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and (II) the class, series and number of shares of the corporation that are owned beneficially and of record by the stockholder and such beneficial owner.

(b) Stockholder Proposals Relating to Matters Other Than Nominations for and Elections of Directors.

(i) A stockholder of the corporation may bring such business (other than a nomination of a candidate for election as a director, which is covered by Section 2.3(a)) (a “Stockholder Matter”) before any meeting of stockholders only if such Stockholder Matter is a proper matter for stockholder action and such stockholder shall have provided notice in writing, delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, within the time limits specified in Section 2.3(c); provided, however, that a proposal submitted by a stockholder for inclusion in the corporation’s proxy statement for an annual meeting that is appropriate for inclusion therein and otherwise complies with the provisions of Rule 14a-8 under the 1934 Act (including timeliness) shall be deemed to have also been submitted on a timely basis pursuant to this Section 2.3.

(ii) A stockholder’s notice to the Secretary of a proposal of a Stockholder Matter shall set forth (A) as to each matter the stockholder proposes to bring before the meeting a brief description of the business desired to be brought before the meeting, (I) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these bylaws of the corporation, the language of the proposed amendment), (II) the reasons for conducting such business at the meeting and (III) any other information that would be required to be provided by the stockholder pursuant to Section 14 of the 1934 Act in such stockholder’s capacity as a proponent of a stockholder proposal if proxies were solicited for stockholder consideration of such Stockholder Matter at a meeting of stockholders, and (B) as to the stockholder giving Notice, (I) the name and record address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (II) the class, series and number of shares of the corporation that are owned beneficially and of record by the stockholder and such beneficial owner and (III) any material interest of the stockholder in such business.

(c) Time for Notice of Stockholder Proposals Relating to Nominations or Stockholder Matters.

(i) In the case of an annual meeting of stockholders, to be timely, any written proposal of a nomination or of a Stockholder Matter must be received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation not earlier than ninety (90) days nor more than one hundred twenty (120) days in advance of the one-year anniversary of the date the corporation’s proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made (or, in the case of (x) and (y), if such day is not a business day, then the close of the next business day). For the purposes of these bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission. In no event shall the public announcement of an adjournment or postponement of any meeting of stockholders commence a new time period (or extend any time period) for the giving of stockholder’s notice as described in these bylaws.

(ii) In the case of a special meeting of stockholders, to be timely, any written proposal of a nomination or of a Stockholder Matter must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation not later than the close of business on the seventh (7th) day following the earlier of (x) the date that the corporation mailed notice to its stockholders that a special meeting of stockholders will be held and (y) the date on which public announcement of the date of such meeting is first made (or, in the case of (x) or (y), if such day is not a business day, then the close of the next business day).

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(d) Determination of Defective Notice. Notwithstanding anything in these bylaws to the contrary, no nomination or Stockholder Matter shall be presented at a meeting of stockholders except in accordance with the procedures set forth in this Section 2.3, and any nomination or Stockholder Matter not submitted in accordance with such provisions shall not be considered or acted upon at any meeting of stockholders. The Chairman of the Board (or such other person presiding at a meeting of stockholders in accordance with these bylaws) shall, if the facts warrant, determine and declare to a meeting of stockholders that a proposal of a nomination or of a Stockholder Matter was not properly brought before the meeting in accordance with the provisions of this Section 2.3, and if he or she should so determine, he or she shall so declare to the meeting and any such defective nomination or Stockholder Matter shall be disregarded.

2.4 Special Meetings. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, by the Secretary only at the request of the Chairman of the Board, the Chief Executive Officer or by a resolution duly adopted by the affirmative vote of a majority of the Board. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

2.5 Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of stockholders, annual or special, stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which such special meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

When a meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date, time and means of remote communications, if any, of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

2.6 List of Stockholders. The officer in charge of the stock ledger of the corporation or the transfer agent shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting, (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. If the meeting is to be held at a place, then the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to gain access to such list shall be provided with the notice of the meeting.

2.7 Organization and Conduct of Business. The Chairman of the Board or, in his or her absence, the Chief Executive Officer or President of the corporation or, in their absence, such person as the Board may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order.

2.8 Quorum. Except where otherwise provided by law or the certificate of incorporation of the corporation or these bylaws, the holders of at least one-third of the stock issued and outstanding and entitled to vote, present in person or represented in proxy, shall constitute a quorum at all meetings of the stockholders.

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2.9 Adjournments. Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these bylaws, which time and place shall be announced at the meeting, by a majority of the stockholders present in person or represented by proxy at the meeting and entitled to vote, though less than a quorum, or, if no stockholder is present or represented by proxy, by any officer entitled to preside at or to act as secretary of such meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.10 Voting Rights. Unless otherwise provided in the certificate of incorporation of the corporation, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of the capital stock having voting power held by such stockholder.

2.11 Majority Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy and entitled to vote with respect to that matter shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation of the corporation or of these bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question.

2.12 Record Date for Stockholder Notice and Voting. For purposes of determining the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days nor fewer than ten (10) days before the date of any such meeting nor more than sixty (60) days before any other action to which the record date relates. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting. If the Board does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating to such purpose.

2.13 Proxies. Each stockholder entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may authorize another person or persons to act for such stockholder by proxy. Each such proxy shall be valid until its expiration or revocation in a manner permitted by the laws of the State of Nevada. All proxies must be filed with the Secretary of the corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Subject to the limitation set forth by the laws of the State of Nevada, a duly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy, or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted.

2.14 Inspectors of Election. The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

2.15 Action Without a Meeting. No action required or permitted to be taken at any annual or special meeting of the stockholders of the corporation may be taken without a meeting and the power of the stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

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ARTICLE 3

Directors

3.1 Number, Election, Tenure and Qualifications. The number of directors that shall constitute the entire Board shall not be less than one (1), and initially shall be set at four (4); provided, however, that the number of directors that shall constitute the entire Board shall be fixed from time to time by resolution adopted by a majority of the entire Board. The classes of directors that shall constitute the entire Board shall be as provided in the certificate of incorporation of the corporation.

The directors shall be elected at the annual meetings of the stockholders, except as otherwise provided in Section 3.2, and each director elected shall hold office until such director’s successor is elected and qualified or until such director’s earlier resignation, removal, death or incapacity.

Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, nominations of persons for election to the Board by or at the direction of the Board may be made by any nominating committee or person appointed by the Board; nominations may also be made by any stockholder of record of the corporation entitled to vote for the election of directors at the applicable meeting who complies with the notice procedures set forth in Section 2.3(a). Such nominations, other than those made by or at the direction of the Board, shall be made within the time limits specified in Section 2.3(c). Such stockholder’s notice to the Secretary shall set forth the information specified in Section 2.3(a)(ii).

3.2 Enlargement and Vacancies. The number of members of the Board may be increased at any time as provided in Section 3.1 above. Sole power to fill vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be vested in the Board through action by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and each director so chosen shall hold office until the next annual election at which the term of the class to which they have been elected expires and until such director’s successor is duly elected and qualified or until such director’s earlier resignation, removal from office, death or incapacity. If there are no directors in office, then an election of directors may be held in the manner provided by statute. In the event of a vacancy in the Board, the remaining directors, except as otherwise provided by law or these bylaws, may exercise the powers of the full board until the vacancy is filled.

3.3 Resignation and Removal. Any director may resign at any time upon written notice to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt of such notice unless the notice specifies such resignation to be effective at some other time or upon the happening of some other event. Any director or the entire Board may be removed by the holders of at two-thirds of the shares then entitled to vote at an election of directors, unless otherwise specified by law or the certificate of incorporation of the corporation.

3.4 Composition. The corporation shall use commercially reasonable efforts to ensure that a majority of the members of the Board qualify as “independent directors” (each an “Independent Director”) under the then current rules and regulations of the United States Securities and Exchange Commission and the primary stock exchange, stock market or quotation system on which the corporation’s stock is then listed or quoted, as applicable.

3.5 Powers. The business of the corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation of the corporation or by these bylaws directed or required to be exercised or done by the stockholders.

3.6 Chairman of the Board. If the Board appoints a Chairman of the Board, such Chairman shall, when present, preside at all meetings of the stockholders and the Board. The Chairman shall perform such duties and possess such powers as are customarily vested in the office of the Chairman of the Board or as may be vested in the Chairman by the Board.

3.7 Place of Meetings. The Board may hold meetings, both regular and special, either within or without the State of Nevada.

3.8 Annual Meetings. The annual meetings of the Board shall be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the Board, provided a quorum shall be present, or shall be held at the next regularly scheduled meeting of the Board or at such other date, time and place as shall be designated from time to time by the Board and stated in the notice of the meeting. The annual meetings shall be for the purposes of organization, and an election of officers and the transaction of other business.

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3.9 Regular Meetings. Regular meetings of the Board may be held without notice at such time and place as may be determined from time to time by the Board; provided that any director who is absent when such a determination is made shall be given prompt notice of such determination.

3.10 Special Meetings. Special meetings of the Board may be called by the Chairman of the Board, the Chief Executive Officer, the President or the Secretary, or on the written request of two or more directors, or by one director in the event that there is only one director in office. Notice of the time and place, if any, of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or commercial delivery service, facsimile transmission, or by electronic mail or other electronic means, charges prepaid, sent to such director’s business or home address as they appear upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of holding of the meeting. In case such notice is delivered personally or by telephone or by commercial delivery service, facsimile transmission, or electronic mail or other electronic means, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. A notice or waiver of notice of a meeting of the Board need not specify the purposes of the meeting.

3.11 Quorum, Action at Meeting, Adjournments. At all meetings of the Board, a majority of directors then in office, but in no event less than one-third (1/3) of the entire Board, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by law or by the certificate of incorporation of the corporation. For purposes of this Section, the term “entire Board” shall mean the number of directors last fixed by directors in accordance with these bylaws; provided, however, that if fewer than all the number of directors so fixed have been elected (by the stockholders or the Board), the “entire Board” shall mean the greatest number of directors so elected to hold office at any one time pursuant to such authorization. If a quorum shall not be present at any meeting of the board of directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.12 Action Without Meeting. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

3.13 Telephone Meetings. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, any member of the Board or any committee thereof may participate in a meeting of the Board or of any committee, as the case may be, by means of conference telephone or by any form of communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.14 Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not the member or members present constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the NRS to be submitted to stockholders for approval or (ii) adopting, amending or repealing any of these bylaws. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and make such reports to the Board as the Board may request. Except as the Board may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these bylaws for the conduct of its business by the Board.

3.15 Fees and Compensation of Directors. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings. If the Board establishes the compensation of directors pursuant to this Section 3.15, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

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3.16 Rights of Inspection. Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

ARTICLE 4

Officers

4.1 Officers Designated. The officers of the corporation shall be chosen by the Board and shall be a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer or Treasurer. The Board may also choose a Chief Operating Officer, one or more Vice Presidents, and one or more assistant Secretaries or assistant Treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation of the corporation or these bylaws otherwise provide.

4.2 Election. The Board at its first meeting after each annual meeting of stockholders shall choose a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer or Treasurer. Other officers may be appointed by the Board of Directors at such meeting, at any other meeting, or by written consent or may be appointed by the Chief Executive Officer pursuant to a delegation of authority from the Board.

4.3 Tenure. Each officer of the corporation shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the vote choosing or appointing such officer, or until such officer’s earlier death, resignation, removal or incapacity. Any officer elected or appointed by the Board or by the Chief Executive Officer may be removed with or without cause at any time by the affirmative vote of a majority of the Board or a committee duly authorized to do so, except that any officer appointed by the Chief Executive Officer may also be removed at any time by the Chief Executive Officer. Any vacancy occurring in any office of the corporation may be filled by the Board, at its discretion. Any officer may resign by delivering such officer’s written resignation to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

4.4 The Chief Executive Officer. Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board are carried into effect. He or she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the corporation.

4.5 The President. The President shall, in the event there be no Chief Executive Officer or in the absence of the Chief Executive Officer or in the event of his or her disability or refusal to act, perform the duties of the Chief Executive Officer, and when so acting, shall have the powers of and be subject to all the restrictions upon the Chief Executive Officer. The President shall perform such other duties and have such other powers as may from time to time be prescribed for such person by the Board, the Chairman of the Board, the Chief Executive Officer or these bylaws.

4.6 The Vice President. The Vice President (or in the event there be more than one, the Vice Presidents in the order designated by the directors, or in the absence of any designation, in the order of their election), shall, in the absence of the President or in the event of his or her disability or refusal to act, perform the duties of the President, and when so acting, shall have the powers of and be subject to all the restrictions upon the President. The Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board, the President, the Chairman of the Board or these bylaws.

4.7 The Secretary. The Secretary shall attend all meetings of the Board and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the standing committees, when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board, and shall perform such other duties as may from time to time be prescribed by the Board, the Chairman of the Board or the Chief Executive Officer, under whose supervision he or she shall act. The Secretary shall have custody of the seal of the corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the corporation and to attest the affixing thereof by his or her signature. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

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4.8 The Assistant Secretary. The Assistant Secretary, or if there be more than one, any Assistant Secretaries in the order designated by the Board (or in the absence of any designation, in the order of their election) shall assist the Secretary in the performance of his or her duties and, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board.

4.9 The Chief Financial Officer. The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board, at its regular meetings, or when the Board so requires, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the corporation. The Chief Financial Officer shall perform such other duties and have other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer.

4.10 The Treasurer and Assistant Treasurers. The Treasurer (if one is appointed) shall have such duties as may be specified by the Chief Financial Officer to assist the Chief Financial Officer in the performance of his or her duties and to perform such other duties and have other powers as may from time to time be prescribed by the Board or the Chief Executive Officer. It shall be the duty of any Assistant Treasurers to assist the Treasurer in the performance of his or her duties and to perform such other duties and have other powers as may from time to time be prescribed by the Board or the Chief Executive Officer.

4.11 Bond. If required by the Board, any officer shall give the corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board, including without limitation a bond for the faithful performance of the duties of such officer’s office and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in such officer’s possession or under such officer’s control and belonging to the corporation.

4.12 Delegation of Authority. The Board may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

ARTICLE 5

Notices

5.1 Delivery. Whenever, under the provisions of law, or of the certificate of incorporation of the corporation or these bylaws, written notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at such person’s address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or delivered to a nationally recognized courier service. Unless written notice by mail is required by law, written notice may also be given by commercial delivery service, facsimile transmission, electronic means or similar means addressed to such director or stockholder at such person’s address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery, in person or by telephone, shall be deemed given at the time it is actually given.

5.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of law or of the certificate of incorporation of the corporation or of these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

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ARTICLE 6

Indemnification and Insurance

6.1 Indemnification.

(a) Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the corporation (or any predecessor), or is or was serving at the request of the corporation (or any predecessor) as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, employee benefit plan sponsored or maintained by the corporation, or other enterprise (or any predecessor of any of such entities) (hereinafter an “Indemnitee”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Nevada Revised Statutes (the “NRS”), as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended from time to time, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith. Each person who is or was serving as a director, officer, employee or agent of a subsidiary of the corporation shall be deemed to be serving, or have served, at the request of the corporation. The right to indemnification conferred in this Section 6.1 shall be a contract right.

(b) Any indemnification (but not advancement of expenses) under this Article 6 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the NRS, as the same exists or hereafter may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment). Such determination shall be made with respect to a person who is a director or officer at the time of such determination (A) by a majority vote of the directors who are not or were not parties to the proceeding in respect of which indemnification is being sought by Indemnitee (the “Disinterested Directors”), even though less than a quorum, (B) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum, (C) if there are no such Disinterested Directors, or if the Disinterested Directors so direct, by independent legal counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee, or (D) by the stockholders.

6.2 Advance Payment. The right to indemnification under this Article 6 shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the corporation within thirty (30) days after the receipt by the corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the NRS requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under Section 6.1 or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to this Article 6, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board by a majority vote of the Disinterested Directors, even though less than a quorum, or (B) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (C) if there are no Disinterested Directors or the Disinterested Directors so direct, by independent legal counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

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6.3 Non-Exclusivity and Survival of Rights; Amendments. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article 6 shall not be deemed exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation of the corporation, bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or modification of the provisions of this Article 6 shall not in any way diminish or adversely affect the rights of any director, officer, employee or agent of the corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

6.4 Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the NRS.

6.5 Reliance. Persons who after the date of the adoption of this provision become or remain directors or officers of the corporation shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article 6 in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this Article 6 shall apply to claims made against an Indemnitee arising out of acts or omissions that occurred or occur both prior and subsequent to the adoption hereof.

6.6 Severability. If any word, clause, provision or provisions of this Article 6 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article 6 (including, without limitation, each portion of any section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article 6 (including, without limitation, each such portion of any section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE 7

Capital Stock

7.1 Certificates for Shares. The shares of the corporation shall be represented by certificates or shall be uncertificated. Certificates shall be signed by, or in the name of the corporation by, the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the Chief Financial Officer, the Treasurer or an Assistant Treasure, or the Secretary or an Assistant Secretary of the corporation. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required by the NRS or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.2 Signatures on Certificates. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

7.3 Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and proper evidence of compliance or other conditions to rightful transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions, and proper evidence of compliance or other conditions to rightful transfer, from the registered owner of uncertificated share, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

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7.4 Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

7.5 Lost, Stolen or Destroyed Certificates. The corporation may direct that a new certificate or certificates be issued to replace any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed and on such terms and conditions as the corporation may require. When authorizing the issue of a new certificate or certificates, the corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require, to indemnify the corporation in such manner as it may require, and/or to give the corporation a bond or other adequate security in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE 8

Certain Transactions

8.1 Transactions with Interested Parties. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction or solely because the vote or votes of such director or officer are counted for such purpose, if:

(a) the material facts as to such director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(b) the material facts as to such director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders.

8.2 Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

ARTICLE 9

General Provisions

9.1 Dividends. Dividends upon the capital stock of the corporation, subject to any restrictions contained in the NRS or the provisions of the certificate of incorporation of the corporation, if any, may be declared by the Board at any regular or special meeting or by unanimous written consent. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the certificate of incorporation of the corporation.

9.2 Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

9.3 Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

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9.4 Corporate Seal. The Board of Directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word “Nevada.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced. The seal may be altered from time to time by the Board.

9.5 Execution of Corporate Contracts and Instruments. The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.6 Representation of Shares of Other Corporations. The Chief Executive Officer, the President or any Vice President, the Chief Financial Officer or the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary of the corporation is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any corporation or corporations standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

ARTICLE 10

Amendments

The Board is expressly empowered to adopt, amend or repeal these bylaws; provided, however, that any adoption, amendment or repeal of these bylaws by the Board shall require the approval of at least sixty-six and two-thirds percent of the total number of directors then in office. The stockholders shall also have power to adopt, amend or repeal these bylaws at any regular or special meeting of stockholders; provided, however, that in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the certificate of incorporation of the corporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholders of any provision of these bylaws and notice of such adoption, amendment or repeal shall be contained in the notice of such meeting.

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Appendix E

SONOMA PHARMACEUTICALS, INC.

2024 EQUITY INCENTIVE PLAN

1.             Purpose; Eligibility.

1.1              General Purpose. The name of this plan is the Sonoma Pharmaceuticals, Inc. 2024 Equity Incentive Plan (the "Plan"). The purposes of the Plan are to (a) enable Sonoma Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company's long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2              Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3              Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.             Definitions.

"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"Award" means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

"Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

"Board" means the Board of Directors of the Company, as constituted at any time.

"Cash Award" means an Award denominated in cash that is granted under Section 10 of the Plan.

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"Cause" means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company's written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the director's appointment;

(d) willful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

"Change in Control"

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

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(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the "Surviving Company"), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

"Common Stock" means the common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

"Company" means Sonoma Pharmaceuticals, Inc. a Delaware corporation, and any successor thereto.

"Consultant" means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

"Deferred Stock Units (DSUs)" has the meaning set forth in Section 8.1(b) hereof.

"Director" means a member of the Board.

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"Disability" means, unless the applicable employment, service or Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

"Disqualifying Disposition" has the meaning set forth in Section 17.12.

"Effective Date" shall mean the date that the Company's shareholders approve this Plan if such shareholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

"Employee" means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if the exchange is closed or no sales were reported the closing price on the business day immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported on Bloomberg, Nasdaq, in the Wall Street Journal or other reputable source. If the Common Stock is quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the average of the high bid and the low asked prices for the Common Stock on the date of determination or, if the securities market on which the Common Stock trades is not open on the day of determination, the last business day prior to the day of determination. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, in the event of the exercise of an Option pursuant to a “same day sale” program, the Fair Market Value of the Common Stock sold under such program shall be the price at which the Common Stock was sold.

"Fiscal Year" means the Company's fiscal year.

"Free Standing Rights" has the meaning set forth in Section 7.

"Good Reason" means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant's express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant's knowledge of the applicable circumstances): (i) any material, adverse change in the Participant's duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant's base salary or bonus opportunity; or (iii) a geographical relocation of the Participant's principal office location by more than fifty (50) miles.

"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

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"Incentive Stock Option" means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

"Incumbent Directors" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

"Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

"Non-qualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

"Other Equity-Based Award" means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

"Performance Period" means the one or more periods of time, not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Share Award or a Cash Award.

"Performance Share Award" means any Award granted pursuant to Section 9 hereof.

"Performance Share" means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

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"Person" means a person as defined in Section 13(d)(3) of the Exchange Act.

"Plan" means this Sonoma Pharmaceuticals, Inc. 2020 Equity Incentive Plan, as amended and/or amended and restated from time to time.

"Related Rights" has the meaning set forth in Section 7.

"Restricted Award" means any Award granted pursuant to Section 8.

"Restricted Period" has the meaning set forth in Section 8.

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock Appreciation Right" means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

"Stock for Stock Exchange" has the meaning set forth in Section 6.4.

"Substitute Award" has the meaning set forth in Section 4.6.

"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

"Total Share Reserve" has the meaning set forth in Section 4.1.

3.             Administration.

3.1              Authority of Committee. The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board. Subject to the terms of the Plan, the Committee's charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)               to construe and interpret the Plan and apply its provisions;

(b)               to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)               to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)               to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve "insiders" within the meaning of Section 16 of the Exchange Act;

(e)               to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)                from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)               to determine the number of shares of Common Stock to be made subject to each Award;

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(h)               to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)                to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)                to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k)               to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(l)                to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(m)              to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n)               to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)               to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2              Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3              Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

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3.4              Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5              Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.             Shares Subject to the Plan.

4.1              Subject to adjustment in accordance with Section 14, no more than 1,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan, plus an annual increase on the first day of each fiscal year during the term of the Plan, beginning April 1, 2025, in an amount equal to the lesser of (i) 5% of the number of outstanding shares of Common Stock on the last day of the immediately preceding year or (ii) an amount determined by the Board (the "Total Share Reserve"). Any shares of Common Stock granted in connection with Awards shall be counted against this limit as one (1) share of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2              Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3              Subject to adjustment in accordance with Section 14, no more than 1,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the "ISO Limit").

4.4              The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director, together with any cash fees paid to such Director during the Fiscal Year shall not exceed a total value of $500,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5              Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.5 shall be added back as one (1) share. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

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4.6              Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines ("Substitute Awards"). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.             Eligibility.

5.1              Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2              Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

5.3              Consultants. A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 registration statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (1) that such grant (a) shall be registered in another manner under the Securities Act or (b) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (2) that such grant complies with the securities laws of all other relevant jurisdictions. Form S-8 generally is available to consultants and advisors only if (a) they are natural persons; (b) they provide bona fide services to the Company, its parents, or its majority-owned subsidiaries; and (c) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

6.             Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1              Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2              Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3              Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

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6.4              Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock for Stock Exchange"); (ii) a "cashless" exercise program established with a broker; (iii) pursuant to a “same-day” sale program to the extent permitted by law; (iv) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise (“Net Exercise’); (v) by any combination of the foregoing methods; or (vi) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5              Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6              Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7              Vesting of Options. Unless the Committee or an Award Agreement provides otherwise, each Option that vests solely based on the continued service of the Participant shall vest and therefore become exercisable in three equal installments on each of the first, second and third anniversaries of the Grant Date, subject to the Optionholder's Continuous Service. Each Option that vests based on the achievement of performance or other criteria shall vest and therefore become exercisable on the third anniversary of the Grant Date, subject to the achievement of applicable performance goals and the Optionholder's Continuous Service. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8             Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9             Termination of Section 16 Officers. In the event that a sale of the shares of Common Stock received upon exercise of his or her Option would subject the Optionholder to liability under Section 16(b) of the Exchange Act, then the Option will expire on the earlier of (1) the fifteenth (15th) calendar day after the last date upon which such sale would result in liability, or (2) two hundred ten (210) days following the date of termination of the Optionholder’s employment or other service to the Company (and in no event later than the expiration of the term of the Option).

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6.10          Extension of Termination Date. An Optionholder's Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant's Continuous Service that is three (3) months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.11          Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12          Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.13          Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

6.14          Early Exercise Generally Not Permitted. The Company’s general policy is not to allow the Optionholder to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the vesting of the Option. If, however, an Award Agreement does permit such early exercise, any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

7.             Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone ("Free Standing Rights") or in tandem with an Option granted under the Plan ("Related Rights").

7.1              Grant Requirements for Related Rights.  Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2              Term. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.3              Vesting. Unless the Committee or the Award Agreement provides otherwise, each Stock Appreciation Right shall vest and therefore become exercisable in three equal installments on each of the first, second and third anniversaries of the Grant Date, subject to the Participant's Continuous Service. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

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7.4              Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

7.5              Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.

7.6              Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

8.             Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or hypothetical Common Stock units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1              Restricted Stock and Restricted Stock Units

(a)               Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

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(b)               The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement ("Deferred Stock Units"). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock ("Dividend Equivalents"). Dividend Equivalents shall be withheld by the Company and credited to the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant's account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

8.2              Restrictions.

(a)               Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b)               Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c)               The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

8.3              Restricted Period.

Unless the Committee or the Award Agreement provides otherwise, each Restricted Award that vests solely based on the continued service of the Participant shall vest in three equal installments on each of the first, second and third anniversaries of the Grant Date, subject to the Participant's Continuous Service. Each Restricted Award that vests based on the achievement of performance or other criteria shall vest on the third anniversary of the Grant Date, subject to the achievement of applicable performance goals and the Participant's Continuous Service.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

8.4              Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant's account with respect to such Restricted Stock and the interest thereon, if any.

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Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit ("Vested Unit") and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.1(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

8.5              Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

8.6              Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company shall automatically reacquire without cost any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Award Agreement. The unvested portion of any Restricted Stock Unit shall expire immediately upon the termination of a Participant’s Continuous Service.

8.7              Consideration. A Restricted Award may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit; provided, however, that in the case of a Restricted Award to be made to a new Employee or Consultant who has not performed prior services for the Company, the Company shall require par value to be paid to ensure compliance with the General Corporation Law of the State of Delaware.

9.             Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

9.1              Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. The Committee shall have discretion to reduce or waive any performance goals or other vesting provisions for such grant.

9.2              Value of Performance Shares. Each Performance Share Award will have an initial value equal to the Fair Market Value of a share of Common Stock on the date of grant.

9.3              Consideration. A Performance Share Award may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit; provided, however, that in the case of a Performance Share Award to be made to a new Employee or Consultant who has not performed prior services for the Company, the Company shall require par value to be paid to ensure compliance with the General Corporation Law of the State of Delaware.

9.4              Form and Timing of Payment. Payment of earned Performance Share Awards will be made as soon as practicable after the expiration of the applicable performance period. The Committee may pay earned Performance Share Awards in the form of (a) cash, (b) shares of Common Stock (which have an aggregate Fair Market Value equal to the value of the earned Performance Share Awards at the close of the applicable performance period), or (c) a combination thereof.

9.5              Dividends. Shares of Common Stock shall be issued at the time of grant of a Performance Share Award, and such issued shares shall have the same rights to receive dividends as all other outstanding shares of Common Stock. Prior to vesting, dividends will accumulate and shall be paid to the Participant only to the extent that the vesting conditions are subsequently satisfied and the Performance Share Award vests.

9.6              Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Share Awards will be forfeited to the Company.

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10.         Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

11.         Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

12.         Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

13.         Miscellaneous.

13.1          Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2          Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.

13.3          No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4          Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

13.5          Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company; (d) withholding cash from an Award settled in cash; (e) withholding payment from any amounts otherwise payable to the Participant, including proceeds from the sale of shares of Common Stock issued pursuant to a Stock Award or withheld from a Stock Award; or (f) by such other method as may be set forth in the Award Agreement.

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14.         Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15.         Effect of Change in Control.

15.1          Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)               In the event of a Participant's termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units as of the date of the Participant's termination of Continuous Service.

(b)               With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee's determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable "target" levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

15.2          In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

15.3          The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16.         Amendment of the Plan and Awards.

16.1          Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

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16.2          Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

16.3          Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

16.4          No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5          Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17.         General Provisions.

17.1          Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2          Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time ("Clawback Policy"). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

17.3          Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4          Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

17.5          Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

17.6          Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.7          Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

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17.8          Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

17.9          No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

17.10      Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.11      Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

17.12      Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.13      Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

17.14      Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

17.15      Expenses. The costs of administering the Plan shall be paid by the Company.

17.16      Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.17      Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.18      Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

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18.         Effective Date of Plan. The Plan shall become effective as of the date that the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

19.         Termination or Suspension of the Plan. The Plan shall terminate automatically on the fifth anniversary of the date that the Plan is approved by the shareholders of the Company. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20.         Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

As adopted by the Board of Directors of Sonoma Pharmaceuticals, Inc. on June 20, 2024.

As approved by the shareholders of Sonoma Pharmaceuticals, Inc. on [ ].

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Appendix F

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

OF

SONOMA PHARMACEUTICALS, INC.

Sonoma Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) does hereby certify that:

FIRST: That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Corporation’s Restated Certificate of Incorporation, as amended, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Subsection A of Article FOURTH of the Restated Certificate of Incorporation, as amended, of this Corporation be hereby amended by deleting and substituting by the following Subsection A of Article FOURTH:

“A. Authorized Stock. The Corporation is authorized to issue two classes of stock to be designated respectively Preferred Stock (“Preferred Stock”) and Common Stock (“Common Stock”). Effective at 5:00 p.m. Eastern Time on [ ], 2024, the total number of shares of all classes of capital stock the Corporation shall have authority to issue is fifty million seven hundred fourteen thousand two hundred eighty-six (50,714,286). The total number of shares of Preferred Stock the Corporation shall have the authority to issue is seven hundred fourteen thousand two hundred eighty-six (714,286). The total number of shares of Common Stock the Corporation shall have the authority to issue is fifty million (50,000,000). The Preferred Stock and the Common Stock each shall have a par value of one one-hundredth of one cent ($0.0001) per share. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of Preferred Stock, or of any series thereof, unless a vote of any such holders of Preferred Stock is required pursuant to the provisions established by the Board of Directors of the Corporation (the “Board of Directors”) in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in this Restated Certificate of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.

SECOND: That thereafter, pursuant to resolution of the Corporation’s Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

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In WITNESS WHEREOF, Sonoma Pharmaceuticals, Inc. has caused this Certificate to be signed by its duly authorized officer this day of _________, 2024.

SONOMA PHARMACEUTICALS, INC. By: _________________________________ Amy Trombly Chief Executive Officer

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Appendix G

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

OF

SONOMA PHARMACEUTICALS, INC.

Sonoma Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) does hereby certify that:

FIRST: That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Corporation’s Restated Certificate of Incorporation, as amended, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Subsection A of Article FOURTH of the Restated Certificate of Incorporation, as amended, of this Corporation be hereby amended by deleting and substituting by the following Subsection A of Article FOURTH:

“A. Authorized Stock. The Corporation is authorized to issue two classes of stock to be designated respectively Preferred Stock (“Preferred Stock”) and Common Stock (“Common Stock”). Effective at 5:00 p.m. Eastern Time on September 13, 2018, the total number of shares of all classes of capital stock the Corporation shall have authority to issue is twenty-four million seven hundred fourteen thousand two hundred eighty-six (24,714,286). The total number of shares of Preferred Stock the Corporation shall have the authority to issue is seven hundred fourteen thousand two hundred eighty-six (714,286). The total number of shares of Common Stock the Corporation shall have the authority to issue is twenty-four million (24,000,000). The Preferred Stock and the Common Stock each shall have a par value of one one-hundredth of one cent ($0.0001) per share. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of Preferred Stock, or of any series thereof, unless a vote of any such holders of Preferred Stock is required pursuant to the provisions established by the Board of Directors of the Corporation (the “Board of Directors”) in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in this Restated Certificate of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.

Effective at 5:00 p.m. Eastern Time on ____________, 202__, the date of filing with the Secretary of State of the State of Delaware (such time, on such date, the “Effective Time”) of this Certificate of Amendment pursuant to the DGCL, the Corporation shall effect a one for-____ reverse split whereby each ______(__) shares of the Corporation’s Common Stock, $0.0001 par value per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically, without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, $0.0001 par value per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below. The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. In connection with the reverse split, no fractional shares shall be issued. In lieu of fractional shares, any fractional share that would result from this action will be rounded up to the nearest whole share of New Common Stock.

SECOND: That thereafter, pursuant to resolution of the Corporation’s Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

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In WITNESS WHEREOF, Sonoma Pharmaceuticals, Inc. has caused this Certificate to be signed by its duly authorized officer this day of _________, 2024.

SONOMA PHARMACEUTICALS, INC. By: __________________________________ Amy Trombly Chief Executive Officer

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